[The American Funds Group(r)]

THE TAX-EXEMPT
BOND FUND OF AMERICA

1999 Annual Report
for the year ended August 31

[illustration:  abstract art of stock market]

20 YEARS OF TAX-FREE INVESTING

THE TAX-EXEMPT BOND FUND OF AMERICA(R) seeks a high level of federally tax-free current income, consistent with preservation of capital, through a diversified portfolio of municipal bonds.

The Tax-Exempt Bond Fund of America is one of the 29 mutual funds in The American Funds Group,(r) the nation's third-largest mutual fund family. For more than six decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

[Begin Sidebar]
INVESTMENT HIGHLIGHTS
Through August 31, 1999
12-MONTH TOTAL RETURN                        +0.22%
(income plus capital changes, with dividends reinvested)
TAX-FREE DISTRIBUTION RATE FOR AUGUST        +4.79%
(income return only, reflecting maximum sales charge)
TAXABLE EQUIVALENT DISTRIBUTION RATE         +7.93%
(for August, assuming a 39.6% federal tax rate)
SEC 30-DAY YIELD AS OF AUGUST 31             +4.34%
(reflecting maximum sales charge)
For current yield information, please call toll-free: 800/421-0180.
[End Sidebar]

WHY TAX-FREE INVESTING CAN BE WORTHWHILE

                                                                        The fund's 4.79% tax-free

                                                                        distribution rate in August/2/

Your Taxable Income         Current Federal                             is equivalent to a

Single                      Joint                    Tax Rate/1/        taxable distribution rate of:



$0 - 25,750                 $0 - 43,050              15.0%              5.64%

25,751 - 62,450             43,051 - 104,050         28.0               6.65

62,451 - 130,250            104,051 - 158,550        31.0               6.94

130,251 - 283,150           158,551 - 283,150        36.0               7.48

Over 283,150                Over 283,150             39.6               7.93


/1/The federal rates are marginal rates. They do not include an adjustment for the loss of personal exemptions and the phase-out of itemized deductions that are applicable to certain taxable income levels.

/2/The fund's distribution rate in the Investment Highlights table is based on offering price and therefore reflects the effects of the maximum sales charge on the initial investment. It is not a projection of future results, which will be affected by, among other things, interest rate levels, changes in the value of portfolio securities, the effects of portfolio transactions and fund expenses.

Fund results in this report were computed without a sales charge unless otherwise indicated. Here are the total returns and average annual compound returns with all distributions reinvested for periods ended September 30, 1999 (the most recent calendar quarter), assuming payment of the 4.75% maximum sales charge at the beginning of the stated periods - 10 years: +89.45% or +6.60% a year; 5 years: +31.29%, or +5.60% a year; 12 months: -5.65%. Sales charges are lower for accounts of $25,000 or more. The fund's 30-day yield as of September 30, 1999, calculated in accordance with the Securities and Exchange Commission formula, was 4.38%. The fund's distribution rate as of that date was 4.82%. (The SEC yield reflects income the fund expects to earn based on its current portfolio of securities, while the distribution rate is based solely on the fund's past dividends. Accordingly, the fund's SEC yield and distribution rate may differ.)

Figures shown are past results and are not predictive of future results. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. Income may be subject to state or local income taxes. Certain other income, as well as capital gain distributions, are taxable.

PREPARING FOR THE YEAR 2000

The fund's key service providers - Capital Research and Management Company, the investment adviser, and American Funds Service Company, the transfer agent - have updated all computer systems to process date-related information properly following the turn of the century. Other preparations continue, including external monitoring and contingency planning. If you'd like more detailed information, call Shareholder Services at 800/421-0180, ext. 21, or visit our Web site at www.americanfunds.com.

FELLOW SHAREHOLDERS:

During the fund's fiscal year ended August 31, 1999, the U.S. economy entered its ninth consecutive year of economic growth. The pace of that growth raised concerns among investors about potential inflationary pressures, dragging the broad bond market down. In this environment, The Tax-Exempt Bond Fund of America continued to produce a steady stream of tax-free income, although its share price declined.

For shareholders who reinvested their dividends totaling 59 cents a share, an income return of 4.9% combined with a decrease in share price of 4.5% produced a total return of 0.2% (assuming you reinvested your capital gain distribution of 19 cents a share). Taxpayers in the maximum 39.6% federal tax bracket would have had to earn 8.1% in taxable investment income to match the 4.9% income return from the fund. The tax-free income return for shareholders who took dividends in cash was 4.7%.

While modest, the fund's 0.2% total return outpaced the 1.6% decline of the average municipal bond fund, as measured by Lipper, Inc., a leading mutual fund tracking service. The unmanaged Lehman Brothers Municipal Bond Index, which measures results in the tax-exempt market but does not reflect expenses, closed the period with a gain of 0.5%. The fund will pay a capital gain of about four cents a share in November.

THE YEAR IN REVIEW

Your fund began its fiscal year on September 1, 1998, in the wake of much turbulence in stock and bond markets worldwide. Following the financial turmoil in Asia, investors ran for shelter when it was clear that Russia was suffering a financial collapse in summer 1998. Stocks and all but the safest sectors of the bond market tumbled. At the same time, the price of the 30-year Treasury bond (which moves inversely to its yield) rose sharply as investors undertook what the media branded a "flight to quality." Municipal bonds, generally considered among the safer investments, also rose in price for the first few months of your fund's fiscal period although they lagged the rise in Treasuries.

Later in the fall, the broad bond market benefited from the Federal Reserve Board's efforts to mitigate the impact of the turmoil and provide liquidity to the global financial system. The Fed reduced the federal funds rate - the rate banks charge each other on overnight loans - three times, from 5.50% to 4.75%. In anticipation of the move, existing bonds paying higher rates of interest became more valuable.

As the period progressed, however, reports of growing business activity in the United States and stabilization in foreign markets gave investors the confidence to move away from high-quality bonds and venture back into stocks and higher yielding obligations. Concerns also grew that the continued expansion of the U.S. economy could lead to higher inflation. For bond investors, the surging economy proved too much of a good thing. The Federal Reserve signaled its concerns by raising the federal funds rate in June and August, from 4.75% to 5.25%. Bond prices moved lower as market interest rates edged higher. Municipal obligations slid along with the broad bond market.

Looking forward, we are concerned that the Federal Reserve Board's tighter monetary policy may cause short-term interest rates to rise further in the relatively near future. Meanwhile, stock markets around the world appear to have stabilized and areas that were recently in chaos, such as Asia, seem to be recovering. We will continue to closely monitor political and economic events and make adjustments to your portfolio as we believe necessary.

PORTFOLIO REVIEW

The Tax-Exempt Bond Fund of America typically has a shorter average maturity than most other funds in its category. This approach generally has helped the fund hold up better in times of declining bond markets. Our investment professionals responded to this year's difficult market with an even stronger emphasis on shorter maturities, which helped the fund hold its value better than the average municipal bond fund.

Capital Research and Management Company, your fund's adviser, always invests with a value-oriented, long-term perspective. Our cautious position not only has helped cushion blows in adverse markets, but in the long term has proved a sound method for helping your money grow. The Tax-Exempt Bond Fund of America has achieved a lifetime total return of 378.1%, or an average compound return of 8.2% a year, outpacing the average tax-exempt bond fund's total return of 340.9% (7.7% a year) according to Lipper.

This year marks your fund's 20th anniversary. We are glad to celebrate this milestone by thanking our many long-term investors. In the next few pages we'll take a look at the past two decades, illustrating some of the typical challenges that municipal bond investors face.

We look forward to reporting to you again in six months.

Cordially,

/s/Paul G. Haaga, Jr.
Paul G. Haaga, Jr.
Chairman of the Board

/s/Neil L. Langberg
Neil L. Langberg
President

October 22, 1999

Here's how a $10,000 investment in The Tax-Exempt Bond Fund of America grew between October 3, 1979, when the fund began operations, and August 31, 1999, the end of the fund's latest fiscal year.

As you can see, the $10,000 investment would have grown to $45,529 with the 4.75% maximum sales charge included and all distributions reinvested, an average increase of 7.91% a year.

[Begin Sidebar]
AVERAGE ANNUAL COMPOUND RETURNS*

                        8/31/99                 9/30/99

for periods ended       (fiscal year-end)       (latest calendar quarter)

Lifetime (since         +7.91%                  +7.87%
October 3, 1979)

10 Years                +6.56%                  +6.60%

Five Years              +5.34%                  +5.60%

One Year                -4.55%                  -5.65%




*Assumes reinvestment of all distributions and payment of the 4.75% maximum sales charge at the beginning of the stated periods.

THE VALUE OF A LONGER PERSPECTIVE

$47,884/1/
Lehman Brothers
Municipal Bond Index

$47,805/2/
TEBF at net asset value
(without any sales charge)

$45,529/3/,/4/
TEBF at maximum
offering price

$44,089/5/
Lipper General
Municipal Debt
Funds Average

$10,000/3/
original investment
Year ended
August 31

[begin mountain chart]



Year ended August 31                        1980/#/            1981              1982           1983

TEBF at net asset value

(without any sales charge)                  9,815              8,933             11,230         13,086

Lehman Brothers

Municipal Bond Index /2/                    9,543              8,017             10,544         12,179

TEBF at maximum

offering price                              9,348              8,508             10,696         12,444

Lipper General Municipal

Bond Fund Average /5/                       8,800              7,651             9,827          11,722



Year ended August 31                        1984               1985              1986           1987

TEBF at net asset value

(without any sales charge)                  14,029             16,332            20,277         20,491

Lehman Brothers

Municipal Bond Index /2/                    13,234             15,435            18,999         19,879

TEBF at maximum

offering price                              13,361             15,555            19,312         19,516

Lipper General Municipal

Bond Fund Average /5/                       12,660             14,930            18,492         18,944



Year ended August 31                        1988               1989              1990           1991

TEBF at net asset value

(without any sales charge)                  21,889             24,108            25,275         28,233

Lehman Brothers

Municipal Bond Index /2/                    21,246             23,580            25,093         28,052

TEBF at maximum

offering price                              20,827             22,960            24,072         26,889

Lipper General Municipal

Bond Fund Average /5/                       20,312             22,654            23,776         26,648



Year ended August 31                        1992               1993              1994           1995

TEBF at net asset value

(without any sales charge)                  31,283             35,168            35,118         36,174

Lehman Brothers

Municipal Bond Index /2/                    31,184             34,989            35,038         38,144

TEBF at maximum

offering price                              29,793             33,493            33,446         36,357

Lipper General Municipal

Bond Fund Average /5/                       29,665             33,330            33,063         36,559



Year ended August 31                        1996               1997              1998           1999

TEBF at net asset value

(without any sales charge)/1/               40,278             44,059            47,699         47,805

Lehman Brothers

Municipal Bond Index /2/                    40,142             43,853            47,646         47,884

TEBF at maximum

offering price /3/,/4/                      38,361             41,961            45,428         45,529

Lipper General Municipal

Bond Fund Average /5/                       37,371             40,787            44,512         44,089


[end mountain chart]
Past results are not predictive of future results.

#For the period October 3, 1979, through August 31, 1980.

/1/With interest compounded. The index, which started on January 1, 1980, is unmanaged and does not reflect sales charges, commissions or expenses.

/2/includes reinvested dividends of $31,579 and reinvested capital gain distributions of $2,055.

/3/These figures, unlike those shown elsewhere in this report, reflect payment of the maximum sales charge of 4.75% on the $10,000 investment. Thus, the net amount invested was $9,525. As outlined in the prospectus, the sales charge is reduced for larger investments. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. Results shown do not take into account income or capital gain taxes.

/4/Includes reinvested dividends of $30,075 and reinvested capital gain distributions of $1,956.

/5/With dividends reinvested. The average does not reflect sales charges.

[illustration:  abstract art of stock market]

20 YEARS OF
TAX-FREE INVESTING

In 1979, the idea of a mutual fund that would actively search for promising investments among tax-exempt fixed-income securities was something of a novelty. Municipal bonds were considered the province of wealthy individuals and institutions that, for the most part, took a passive approach to fixed-income investing. What's more, inflation was high, signaling rising interest rates and, subsequently, falling bond prices.

With its characteristic emphasis on the long term, Capital Research and Management Company, the fund's adviser, looked past the short-term market noise and introduced what it believed would prove a sound long-term investment idea. Capital Research had also introduced a taxable bond fund a few years earlier, and a tax-exempt fund seemed a logical complement. At the end of 1979, The Tax-Exempt Bond Fund of America had assets of about $2.6 million and 118 shareholder accounts. Today, your fund manages almost $2 billion on behalf of more than 29,000 shareholders.

Over the past two decades, long-term shareholders have seen high and low inflation, oil crises, rising and falling interest rates and extensive reforms in the nation's tax laws, all of which in some manner affected tax-exempt investing. In the next few pages, we'll take a closer look at some of the events that have marked The Tax-Exempt Bond Fund of America's lifetime and that illustrate the many challenges faced by municipal bond investors.

[Begin Caption]
In its early years, The Tax-Exempt Bond Fund of America spared its shareholders the worst effects of raging inflation and rising interest rates by investing with a conservative approach. Once interest rates began to decline, the fund was positioned to help shareholders participate in the bond market rally.
[End Caption]

THE FIRST FEW YEARS: A DRAMATIC OPENING

Your fund began operations on October 3, 1979, on the eve of a new decade and just as Paul Volcker was taking over as Chairman of the Federal Reserve. Volcker announced that rather than managing interest rates to direct the economy as the Federal Reserve had done in the past, he would focus on regulating the supply of money. Although this strategy ultimately was successful in taming inflation, the next few years proved an exceptionally difficult time in the world of fixed-income investing.

[Begin Sidebar]
1979
Inflation up worldwide. Paul Volcker becomes Federal Reserve Chairman.

1980-1
Interest rates rise sharply.

1982
Worst recession in 40 years. Interest rates begin to decline.

1983
Washington Public Power Supply Service defaults on $2.25 billion in bonds.

1986
Tax Reform Act lowers tax rates and eliminates most tax shelters.

1987
Alan Greenspan succeeds Volcker as Federal Reserve Chairman.

1991
Recession in U.S.
[End Sidebar]

[Begin Caption]
[illustration:  abstract art of stock market]
Many bonds that might seem like good investments at first glance carry risks that only a trained eye would recognize. In the past two decades, thorough research has allowed The Tax-Exempt Bond Fund of America to shield its shareholders from some of the major pitfalls in the municipal bond market and generate a high level of tax-free income.
[End Caption]

Shareholders quickly found that even municipal bonds, generally considered among the least volatile investments, are subject to price fluctuations. Interest rates, which tend to rise with inflation and strong economic growth and fall when business activity wanes, are crucial to the movements of bond markets. When interest rates change, the prices of existing bonds adjust to reflect the new rates. When rates rise, bonds issued in the previous, lower rate environment become less valuable. Correspondingly, falling interest rates lead to higher bond prices.

In the early years of Volcker's chairmanship, inflation was raging; interest rates across the board climbed steadily, and bond prices plummeted. Your fund has from the start held a conservative position compared with many of its peers, maintaining a shorter average maturity. This helps cushion the impact of sharply lower bond values since shorter term issues tend to fluctuate in price less than longer term bonds as interest rates change.

To protect against the sweeping declines of the tax-exempt market in the early years, we held even shorter securities than we normally would. The Tax-Exempt Bond Fund of America declined significantly less than the broad municipal bond market during this period, the most difficult in the fund's lifetime.

The 1981 fiscal year was especially challenging for tax-exempt bonds. A typical bond issued in the tax-exempt market at the start of the fund's 1981 fiscal year declined 29.0% in value by August 31, 1981, as measured by the Bond Buyer Index, which tracked 20-year bonds and was the most widely used fixed-income benchmark at the time. In the same period, the fund's share value declined a more modest 16.5%. While severe, it left the fund in much better shape for the coming turnaround.

Interest rates declined in 1982, a trend that by and large has continued to the present. The Tax-Exempt Bond Fund of America then lengthened the average maturity of its holdings and was able to participate in the strong market for bonds in 1982, posting the highest returns of its lifetime in that fiscal year.

The gyrating bond market in the first few years of your fund's life was an apt introduction for investors entering the world of tax-exempt bonds. The period provided a dramatic context in which to illustrate how your fund would hold up in difficult times and help shareholders participate in rising markets when the trend turned, a pattern that has repeated itself over the past two decades.

DEFAULTS AND BANKRUPTCIES:
THE IMPORTANCE OF RESEARCH

While interest rates are one of the key mechanisms influencing the bond market, bonds are vulnerable also to other factors that are more difficult to gauge, such as credit risk and supply and demand fluctuations. To illustrate the dangers involved in the credit realm, consider two of the most dramatic events in the history of municipal bonds.

In 1983, the nation's largest issuer of municipal securities at the time, the Washington Public Power Supply System (WPPSS), defaulted on $2.25 billion of tax-exempt bonds. About 10 years earlier, WPPSS had been formed to build five nuclear power plants in two groups in the Pacific Northwest. When The Tax-Exempt Bond Fund of America began operations in 1979, our fixed-income specialists determined that the strong credit ratings of both of these issues were fully justified and purchased WPPSS bonds, which, like all the fund's portfolio holdings, were kept under careful scrutiny. As a result of our close monitoring, we soon came to the conclusion that some of the projects were hampered by extraordinary delays and cost overruns that were undermining WPPSS's credit strength. In a pre-emptive move, we sold our holdings related to those projects well before the securities were downgraded by the two major independent rating services, Moody's and Standard & Poor's.

The WPPSS experience was a watershed event for the municipal bond world. Shareholders learned that even municipal securities, generally considered among the safest investments, include an element of risk.

A decade later, the lesson was brought home once again with the stunning bankruptcy-petition filing in December 1994 by California's Orange County, one of the biggest and wealthiest counties in the nation. The county's treasurer, Robert Citron, announced that the value of the county's reserve portfolio, which managed operating and reserve funds for about 180 towns, public agencies and school districts, had dropped by $1.5 billion after his bets that interest rates would not rise backfired. Citron resigned in disgrace, and the county defaulted on more than $1 billion in bonds.

Shareholders in The Tax-Exempt Bond Fund of America were largely spared. Our investment professionals felt early on that Orange County's bonds were overrated and that Citron's investment strategies were questionable, and held none of these holdings in your fund's portfolio. While the broad municipal bond market tumbled at first in response to news of the Orange County default, it quickly recovered, leaving mainly psychological scars: The crisis was a reminder that even seemingly sound investments carry risk.

[Begin Sidebar]
1992
Federal funds rate falls to 30-year low.

1993
Income-tax rates rise. Record issuance of municipal bonds.

1994
Orange County, CA, files for bankruptcy.

1997
Asian currency crisis triggers market declines worldwide.

1998
Russian economy collapses.

1999
U.S. economy enters ninth consecutive year of economic growth.
[End Sidebar]

One of the greatest advantages of owning The Tax-Exempt Bond Fund of America is that a group of experienced professionals is working constantly to ensure that shareholders are protected, carefully supplementing the work of rating services and Wall Street firms with our own intensive research. The WPPSS debacle shows that our research does not stop once issues are added to the portfolio, but continues so that we can make changes as we deem necessary. Similarly, the default of Orange County signaled that careful research can help sidestep some of the worst pitfalls in the market.

CHALLENGES FROM WASHINGTON:
NEW LAWS, A CHANGING BOND MARKET

During President Reagan's second term, Congress was considering a major overhaul of the nation's tax code. The debate put the tax-exempt market through a series of shocks and scares, the worst of which hit on March 19, 1986, when Senator Bob Packwood, Chairman of the Senate Finance Committee, proposed a tax on all municipal bonds (which never passed). The tax-exempt market shut down trading for the day.

That fall, President Reagan signed into law a comprehensive tax reform bill that lowered income tax brackets and also had a dramatic impact on the municipal bond industry. Recognizing that certain issuers had taken advantage of tax-exempt allowances to finance projects benefiting private activities, the government did away with some kinds of bonds and curbed others. As a result, municipal bond issuance dropped dramatically. Another major effect of the new legislation was the creation of the Alternative Minimum Tax, which made some municipal bonds subject to a tax when held by high-income individuals and corporations. In 1987, The Bond Buyer reported that "the tax-exempt market faced the hardest transition of all the credit markets," while some Wall Streeters lamented that 1987 was "the year to forget."

What seemed like a defeat, however, had some positive long-term implications for The Tax-Exempt Bond Fund of America's shareholders. Tax reform had entirely done away with a number of tax shelters, and as a group, municipal bonds were among the only survivors. Eventually, it was clear that Congress had provided a boon to municipals. The diminished supply - down by 33% in 1987 from a year before - along with growing interest from investors helped enhance the value of outstanding obligations. By the end of its 1987 fiscal year, The Tax-Exempt Bond Fund of America's assets had grown considerably. Many shareholders added to their fund accounts, and other tax-conscious investors throughout the nation joined our shareholder family.

[Begin Caption]
[illustration:  abstract art of stock market]
Washington has thrown a few monkey wrenches in the municipal bond market over the years, complicating the lives of tax-conscious investors but also creating new opportunities.
[End Caption]

Under the administration of President Clinton, the tax-exempt market changed again. The Omnibus Budget Reconciliation Act, adopted in February 1993, created a new 36% tax bracket for individuals with taxable incomes of $115,000 or more. Taxpayers with taxable incomes of $250,000 or more also faced a 10% surcharge, bringing their marginal federal income tax rate to 39.6%. For anyone whose tax rate went up, the value of tax-exempt income was enhanced - so much so, in fact, that on Wall Street, many quipped that President Clinton was the best salesman the municipal bond market had ever had.

At the same time, the Federal Reserve had been slashing the federal funds rate consistently since 1990, and interest rates across the board declined in tandem. Issuers took advantage of the trend to issue a flood of new tax-exempt bonds and refunded older issues.

The tax reform, combined with declining interest rates, fostered growing interest in municipal bond investing. At the end of the 1993 calendar year, the number of shareholder accounts in The Tax-Exempt Bond Fund of America had increased by more than 30% from a year earlier.

IMPROVING YOUR RETURNS:
AN EMPHASIS ON HIGHER YIELD

The year 1993 marked a turning point for The Tax-Exempt Bond Fund of America for another reason. Up to that time, the fund was obligated to invest at least 80% of its assets in high-quality investment-grade securities. This limitation helped us hold up better than most of our peers in down markets, but it also meant that our income was slightly below average.

Having watched the market for years, our investment professionals were increasingly convinced that a greater focus on higher yielding issues could benefit shareholders and suggested that the fund be allowed to invest up to 35% of its assets in securities rated below the three highest investment categories as determined by Moody's or Standard & Poor's. While such bonds carry a greater degree of risk, their potential reward is also higher. Careful thought was given to revising The Tax-Exempt Bond Fund of America's mandate to allow a greater percentage of assets to be invested in higher yielding bonds. "We are not marketing-driven," says Neil Langberg, one of the original analysts for the fund and now its president. "The ideas are usually generated by the investment professionals, which means they're based on a sound understanding of economic, political and financial conditions, not on the latest market trend."

[Begin Sidebar]
DISTRIBUTION RATE DIFFERENCE
The chart on the left shows the margin of difference as expressed in percentage points between The Tax-Exempt Bond Fund of America's distribution rate and the rate paid by the average municipal bond fund since June 1992.* As you can see, for more than six years, the fund's rate has surpassed the rate paid by the average municipal bond fund. This is due in part to a December 1993 change in investment policy, which has allowed the fund greater flexibility to invest in securities rated BAA and BBB (the lowest "investment-grade" categories). Distribution rates are calculated by dividing dividends paid during the previous 12 months by the sum of the net asset value and any capital gains paid.
*As calculated by Lipper, Inc.
[begin bar chart]

Date                Distribution

                    Rate

                    Difference

6/30/92             -0.20

7/31/92             -0.16

8/31/92             -0.10

9/30/92             -0.10

10/31/92            -0.14

11/30/92            -0.05

12/31/92            -0.04

1/31/93             0.01

2/28/93             0.02

3/31/93             -0.01

4/30/93             -0.02

5/31/93             0.05

6/30/93             0.01

7/31/93             0.01

8/31/93             0.04

9/30/93             0.05

10/31/93            0.11

11/30/93            0.16

12/31/93            0.17

1/31/94             0.20

2/28/94             0.21

3/31/94             0.18

4/30/94             0.28

5/31/94             0.28

6/30/94             0.32

7/31/94             0.36

8/31/94             0.36

9/30/94             0.43

10/31/94            0.45

11/30/94            0.36

12/31/94            0.39

1/31/95             0.43

2/28/95             0.43

3/31/95             0.42

4/30/95             0.41

5/31/95             0.42

6/30/95             0.43

7/31/95             0.45

8/31/95             0.45

9/30/95             0.43

10/31/95            0.42

11/30/95            0.41

12/31/95            0.42

1/31/96             0.38

2/29/96             0.36

3/31/96             0.36

4/30/96             0.37

5/31/96             0.32

6/30/96             0.31

7/31/96             0.27

8/31/96             0.26

9/30/96             0.27

10/31/96            0.27

11/30/96            0.30

12/31/96            0.29

1/31/97             0.29

2/28/97             0.29

3/31/97             0.31

4/30/97             0.31

5/31/97             0.32

6/30/97             0.34

7/31/97             0.37

8/31/97             0.37

9/30/97             0.39

10/31/97            0.39

11/30/97            0.37

12/31/97            0.40

1/31/98             0.42

2/28/98             0.40

3/31/98             0.41

4/30/98             0.41

5/31/98             0.43

6/30/98             0.42

7/31/98             0.41

8/31/98             0.41

9/30/98             0.41

10/31/98            0.41

11/30/98            0.44

12/31/98            0.42

1/31/99             0.40

2/28/99             0.40

3/31/99             0.39

4/30/99             0.39

5/31/99             0.37

6/30/99             0.36

7/31/99             0.36

8/31/99             0.32




[End bar chart]
[End Sidebar]

In addition, Capital Research is well-known for its focus on meticulous research and its hands-on approach to selecting investments. It seemed logical to take advantage of our extensive research talent.

Once the change was approved, we began building a higher yield by, for instance, increasing the number of corporate-backed securities in the fund's portfolio. Airlines and utility companies are among the most frequent corporate issuers in the tax-exempt market. Due to the complexity of their structures as well as the various regulations governing tax-exempt bond issuance by corporations, these bonds must be examined especially closely. When shopping for corporate-backed bonds, our fixed-income analysts complement their own research by actively enlisting the help of our equity professionals, whose primary responsibility is to know the ins and outs of the companies they follow.

This concerted research effort, which intensified with our new emphasis on producing a higher yield, has been successful to date. The chart above shows the difference our new emphasis on yield has made to your income return. The income generated by your fund is not only tax-free, it is the dominant factor in the long-term appreciation of your investment. In fact, 89.7% of The Tax-Exempt Bond Fund of America's lifetime total return is attributable to reinvested income.

ACCOMPANYING THE BULL MARKET:
THE ROLE OF MUNICIPAL BONDS

When stock markets soar, tax-exempt bonds quietly continue to do what they're supposed to do: provide income free of federal taxes. But they also help dampen the jumpiness of a stock portfolio. As we all know, stocks go up and down - often quite dramatically.

In recent memory, tremors in Asia rattled financial markets across the globe in 1997, as did the financial collapse of Russia in summer 1998. In the United States, the unmanaged Standard & Poor's 500 Composite Index skidded more than 19% from July 17 to August 31, 1998. The volatility reminded investors of an important principle: Diversification is the key to a sound investment portfolio, and bonds provide a welcome cushion when stocks take their inevitable dives. The table on page 9 shows that your fund provided an effective buffer during the four worst stock market declines of the past 20 years.

[Begin Caption]
[illustration: abstract art of stock market]
Stock markets have gone up and down dramatically over the past 20 years. Your investment in The Tax-Exempt Bond Fund of America has not only provided a steady stream of tax-free income, it has also effectively cushioned the blows of turbulent markets.
[End Caption]

[Begin Sidebar]
Stock Market Declines

How your fund fared through the largest stock market declines in its lifetime./1/

[begin bar chart]

                           TEBF /2/                   S&P 500 /2/

11/28/80 - 8/12/82         10.51%                     -19.88%

8/25/87 - 12/4/87          0.034%                     -33.05%

7/16/90 - 10/11/90         -1.17%                     -19.13%

7/17/98 - 8/31/98          1.95%                      -19.34%


[end bar chart]
TEBF/2/     S&P 500/2/
/1/Declines of 15% or more, as measured by the unmanaged S&P 500 Index

/2/With all dividends reinvested

As you have read in these pages, the world of municipal bond investing has become more complicated since 1979. The zigs and zags of the political, economic and financial arenas of the past few decades remind us of the value of an experienced money manager who can help investors participate in rising markets while protecting them from market declines and other possible pitfalls. As the new millennium nears, fueling both hopes and fears of a new era, we remain committed to making sure that your investment with us remains exactly what it has always been: a sound way to enjoy tax-free income while watching your money grow over time.
[End Sidebar]

WHAT MAKES THE AMERICAN FUNDS DIFFERENT?
[photo: American flag]
As a shareholder in The Tax-Exempt Bond Fund of America, you are also a member of The American Funds Group, the nation's third-largest mutual fund family. You won't find us advertised, yet thousands of financial advisers recommend the American Funds for their clients' serious money - money set aside for education, a home, retirement and other important dreams.

What the 29 funds in our group have in common is a commitment to your best interests and the proven approach of our investment adviser, Capital Research and Management Company. In business since 1931, Capital's calling cards include:

* A LONG-TERM, VALUE-ORIENTED APPROACH
Rather than follow short-term fads, we rely on our own intensive research to find well-managed companies with reasonably priced shares and solid, long-term potential. We offer relatively few funds compared with many large fund families, allowing us to maintain a careful focus on our objectives and enabling you to benefit from economies of scale.

* A GLOBAL PERSPECTIVE
We opened our first overseas office in 1962, well before most mutual funds began investing internationally. Today, the American Funds draw on one of the industry's most globally integrated research networks. We spend substantial resources getting to know companies and industries around the world.

* A MULTIPLE PORTFOLIO COUNSELOR SYSTEM
More than 40 years ago, we developed a unique strategy for managing investments that blends teamwork with individual accountability. Every American Fund is divided among a number of portfolio counselors, each of whom manages his or her portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time, this method has contributed to consistency of results and continuity of management.

* EXPERIENCED INVESTMENT PROFESSIONALS
Nearly 90% of the portfolio counselors who serve the American Funds were in the investment business before the stock market decline of October 1987. Long tenure and experience through a variety of market conditions mean we aren't "practicing" with your money.

* A COMMITMENT TO LOW OPERATING EXPENSES
You can't control market returns, but you can control what you invest in and how much you pay to own it. American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry. Our portfolio turnover rate is low as well, keeping transaction costs and tax consequences contained.

A PORTFOLIO FOR EVERY INVESTOR

Most financial advisers suggest that investors balance their portfolios by investing across several types of investments. Which mix is right for you? That depends on a number of things - including your risk tolerance, investment time horizon and financial goals. The American Funds Group offers 29 funds with an array of investment objectives to help you and your financial adviser build a portfolio specifically tailored to your needs.

GROWTH FUNDS
Emphasis on long-term growth through stocks

AMCAP Fund(r)
EuroPacific Growth Fund(r)
The Growth Fund of America(r)
The New Economy Fund(r)
New Perspective Fund(r)
New World Fund(SM)
SmallCap World Fund(r)

GROWTH-AND-INCOME FUNDS
Emphasis on long-term growth and dividends through stocks

American Mutual Fund(r)
Capital World Growth and Income Fund(SM)
Fundamental Investors(SM)
The Investment Company of America(r)
Washington Mutual Investors Fund(SM)

EQUITY-INCOME FUNDS
Emphasis on above-average income and growth through stocks and/or bonds

Capital Income Builder(r)
The Income Fund of America(r)

BALANCED FUND
Emphasis on long-term growth and current income through stocks and bonds

American Balanced Fund(r)

INCOME FUNDS
Emphasis on current income through bonds

American High-Income Trust(SM)
The Bond Fund of America(SM)
Capital World Bond Fund(r)
Intermediate Bond Fund of America(r)
U.S. Government Securities Fund(SM)

TAX-EXEMPT INCOME FUNDS
Emphasis on tax-free current income through municipal bonds

American High-Income Municipal Bond Fund(r)
Limited Term Tax-Exempt Bond Fund of America(SM)
The Tax-Exempt Bond Fund of America(r)

State-specific tax-exempt funds:

The Tax-Exempt Fund of California(r)
The Tax-Exempt Fund of Maryland(r)
The Tax-Exempt Fund of Virginia(r)

MONEY MARKET FUNDS
Seek stable monthly income through money market instruments

The Cash Management Trust of America(r)
The Tax-Exempt Money Fund of America(SM)
The U.S. Treasury Money Fund of America(SM)

For more complete information about any of the funds, including charges and expenses, please obtain a prospectus from your investment dealer, download one from our Web site at www.americanfunds.com or phone the fund's transfer agent, American Funds Service Company, at 800/421-0180. Read the prospectus carefully before you invest or send money. For further information, ask your investment dealer for a copy of A Portfolio for Every Investor.
[photo: globe]
[The American Funds Group(r)]
The Tax-Exempt Bond Fund of America
Investment Portfolio
August 31, 1999
[S]                                           [C]
Geographic Breakdown
[begin pie chart]
California                                    9.51%
New York                                      9.10%
Illinois                                      8.47%
Michigan                                      8.29%
Pennsylvania                                  7.20%
Louisiana                                     5.36%
Other States                                 45.07%
Cash & Short-Term Securities                  7.00%
                                               -
[end pie chart]

Quality Ratings
[begin pie chart]

Aaa/AAA                                      37.81%
Aa/AA                                        14.21%
A                                            12.55%
Baa/BBB                                      18.74%
Below Investment Grade                        9.69%
Cash and Short-Term Securities                 7%*

[end pie chart]
Short-term securities rated A
or better = 6.60%

The Tax-Exempt Bond Fund of America, Inc.
Investment Portfolio, August 31, 1999
                                                                    Principa Market
                                                                     Amount   Value
                                                                       (000)   (000)
--------------------------------------------                        ----------------

Tax-Exempt Securities Maturing in More Than One Year - 93.00%
Alabama  -  0.20%
Daughters of Charity, National Health System, 5.25% 2015              $4,000  $3,797

Alaska  -  0.64%
Housing Fin. Corp., Collateralized Bonds (Veterans                     3,375   3,532
 Mortgage Program), Series 1992A-1, 6.75% 2032
Municipality of Anchorage:
1995 G.O. Ref. General Purpose Bonds, Series B,                        2,895   3,089
 FGIC Insured, 6.00% 2012
Municipal Light & Power, Senior Lien Ref. Electric                     5,000   5,585
 Rev. Bonds, MBIA Insured, Series 1996, 6.50% 2014
Arizona  -  0.25%
State Transportation Board, Subordinated Highway                       1,850   1,986
 Rev. Bonds, Series 1992B, 6.50% 2008 (Preref. 2002)
Industrial Dev. Auth. of the County of Maricopa,                       2,850   2,782
 Health Fac. Rev. Bonds (Catholic Healthcare West
 Project), 1998 Series A, 5.25% 2006

California  -  9.51%
G.O. Bonds:
6.75% 2006                                                             1,000   1,120
5.25% 2016                                                             7,320   7,170
Educational Facs. Auth., Rev. Bonds, Stanford                          3,000   2,872
 University, Series N, 5.35% 2027
Health Facs. Fncg. Auth., Hospital Rev. Bonds                          2,990   2,970
 (Downey Community Hospital), Series 1993, 5.75% 2015
Housing Fin. Agcy., Single Family Mortgage Rev.
 Bonds, 1998 Series C-4, Class I:
5.10% 2007                                                             1,790   1,801
5.20% 2009                                                             3,095   3,088
Public Works Board, Lease Rev. Bonds, California                       1,315   1,482
 Community Colleges, 1994 Series B (Various Community
 College Projects), 7.00% 2007 (Preref. 2004)
Statewide Communities Dev. Auth.:
Apartment Dev. Rev. Ref. Bonds (Irvine Apartment                       4,000   3,840
 Communities, LP), Series 1998A-3, 5.10% 2025 (Put 2010)
Children's Hospital of Los Angeles, MBIA Insured, 6.00% 2008           1,715   1,857
The Internext Group, Cert. of Part., 5.375% 2017                       2,000   1,863
St. Joseph Health System Obligated Group, Cert. of Part.:
5.50% 2014                                                             2,000   1,946
5.50% 2023                                                             2,700   2,584
Alameda Public Fncg. Auth., 1999 Rev. Bonds (1997
 Rev. Bond Refinancing):
5.20% 2010                                                             2,495   2,397
5.30% 2011                                                             1,820   1,752
5.35% 2012                                                             1,620   1,556
5.40% 2013                                                               500     479
5.45% 2014                                                             1,000     957
Anaheim Public Fncg. Auth., Lease Rev. Bonds,                          1,000   1,063
 (Anaheim Public Improvement Project), Senior Lease
 Rev. Bonds, 1997 Series A, FSA Insured, 6.00% 2024
City of Antioch, Public Fncg. Auth., 1998 Reassessment
 Rev. Bonds, Subordinated Series B:
5.60% 2009                                                             1,305   1,258
5.85% 2015                                                             1,500   1,442
Association of Bay Area Governments, Fncg. Auth.
 for Nonprofit Corps., Ref. Rev. Cert. of Part.:
(American Baptist Homes Foundation), Series 1998A,                     3,000   2,993
 6.10% 2017
(Episcopal Homes Foundation), Series 1998, 5.00% 2008                  1,350   1,339
Bonita Canyon Public Facs. Fncg. Auth., Community                      2,500   2,235
 Facs. Dist. No. 98-1, Special Tax Bonds, Series
 1998, 5.375% 2028
Central Valley Fncg. Auth., Cogeneration Project
 Rev. Bonds (Carson Ice-Gen Project), Series 1993:
5.80% 2004                                                             3,300   3,465
6.00% 2009                                                             3,750   3,862
6.10% 2013 (Preref. 2003)                                              1,000   1,082
County of Contra Costa Public Fncg. Auth., 1999                        1,000     928
 Tax Allocation Rev. Bonds (Pleasant Hill BART,
 N. Richmond, Bay Point, Oakley & Rodeo Redev. Projs),
 5.10% 2014
Del Mar Race Track Auth., Rev. Ref. Bonds,                             1,470   1,493
 Series 1996, 6.00% 2001
County of El Dorado, Community Facs. Dist.                             1,000     999
 No. 1992-1 (El Dorado Hills Dev.), Series 1999
 Special Tax Bonds, 6.125% 2016
City of Irvine, Limited Obligation Improvement Bonds:
Group One:
Assessment Dist. No. 94-13 (Oak Creek), 5.50% 2022                     2,000   1,847
Assessment Dist. No. 97-17, 6.00% 2023                                 1,500   1,466
Group Two, Assessment Dist. No. 94-13 (Oak Creek),                     1,250   1,214
 6.00% 2022
Group Three, Assessment Dist. No. 95-12, Fixed                         2,750   2,559
 Rate Bonds, 5.50% 2021
Long Beach Aquarium of the Pacific, Rev. Bonds
 (Aquarium of the Pacific Project), 1995 Series A:
6.10% 2010                                                             4,000   4,118
6.125% 2015                                                            7,000   7,071
6.125% 2023                                                           14,000  14,035
City of Los Angeles:
State Building Auth., Lease Rev. Ref. Bonds, Dept.
 of General Services Lease, 1993 Series A:
5.375% 2006                                                            3,000   3,124
5.50% 2007                                                             5,545   5,804
Community Redev. Agcy., Central Business Dist.                         2,000   2,021
 Redev. Project, Tax Allocation Ref. Bonds,
 Series I, 5.00% 2001
Regional Airports Improvement Corp., Facs. Lease                       2,000   2,119
 Ref. Rev. Bonds, Issue of 1992, United Air Lines, Inc.
 (Los.Angeles  International Airport), 6.875% 2012
County of Los Angeles:
Capital Asset Leasing Corp., Cert. of Part.
 (Marina del Rey), Series A:
6.25% 2003                                                             4,530   4,683
6.50% 2008                                                             4,750   5,041
Metropolitan Transportation Auth., Proposition C                       1,300   1,231
 Sales Tax Rev. Bonds, Second Series 1993B,
 AMBAC Insured, 5.25% 2023
The Metropolitan Water Dist. of Southern California,                   3,000   3,095
 Waterworks G.O. Ref. Bonds, 1993 Series A1, 5.50% 2010
Northern California Power Agcy., Geothermal Project
 Number 3 Special Rev. Bonds, 1993 Ref. Series A:
5.60% 2006 (Escrowed to Maturity)                                      1,495   1,591
5.60% 2006                                                             1,505   1,569
County of Orange:
Aliso Viejo Special Tax Bonds of Community Facs.
 Dist. No. 88-1, Series A of 1992:
7.15% 2006 (Preref. 2002)                                              2,000   2,209
7.35% 2018 (Preref. 2002)                                             10,000  11,101
Limited Obligation Improvement Bonds, Irvine Coast
 Assessment Dist. No. 88-1, 1998 Series A:
5.05% 2007                                                             1,000     975
5.15% 2008                                                             1,000     973
5.30% 2010                                                             1,100   1,071
Pleasanton Joint Powers Fncg. Auth., Reassessment                        465     477
 Rev. Bonds, 1993 Series A, 5.70% 2001
Riverside County Transportation Commission, Sales                      3,600   3,824
 Tax Rev. Bonds (Limited Tax  Bonds), 1991 Series A,
 6.50% 2009 (Preref. 2001)
City of Roseville, North Central Roseville Community
 Facs. Dist. No. 1, Special Tax Ref. Bonds:
Series 1998, 5.20% 2007                                                1,235   1,197
Series 1999:
5.30% 2007                                                             2,865   2,799
5.80% 2017                                                             3,000   2,891
Sacramento Cogeneration Auth., Cogeneration
 Project Rev. Bonds:
Procter & Gamble Project, 1995 Series:
6.00% 2003                                                             2,200   2,299
7.00% 2005                                                             1,500   1,656
6.20% 2006                                                             1,000   1,071
6.375% 2010                                                              500     546
6.375% 2010 (Preref. 2005)                                               500     556
County of Sacramento, Laguna Creek Ranch/Elliott                         500     503
 Ranch Community Facs. Dist. No. 1, Improvement
 Area No. 2 Special Tax Ref. Bonds (Elliott Ranch),
 6.30% 2021
County of San Bernardino, Housing Auth., Multi-Family                  1,500   1,476
 Housing Rev. Ref. Bonds (Equity Residential/Redlands
 Lawn & Tennis Apartments), Issue 1999A, 5.20% 2029 (09
County of San Diego, Reassessment Dist. No. 97-1                       1,000   1,021
 (4-S Ranch), Limited Obligation Improvement Bonds,
 6.25% 2012
San Diego Unified School Dist., 1999 G.O. Bonds                        3,690   1,358
 (Election of 1998, Series A), Capital Appreciation
 Bonds, FGIC Insured, 0.00% 2017
Redev. Agcy. of the City and County of San Francisco,                  4,000   3,979
 Ref. Lease Rev. Bonds, Series 1991 (George R.
 Moscone Convention Center), 5.50% 2018
San Marcos Public Facs. Auth., Ref. Rev. Bonds,                        2,000   1,920
 Series 1998, 5.80% 2027
San Marcos Unified School Dist.,  Community Facs.                      3,250   2,992
 Dist. No. 5 (Rancho Carrillo), Series 1999 Special
 Tax Bonds, 5.60% 2029
Community Facs. Dist. No. 99-1 (Talega) of the                         1,195   1,191
 Santa Margarita Water Dist., Series 1999 Special
 Tax Bonds, 6.10% 2014
Stanislaus Waste-To-Energy Fin. Agcy., Solid Waste                     2,450   2,515
 Fac. Ref. Rev. Certificates (Ogden Martin Systems
 of Stanislaus, Inc. Project), Series 1990, 7.625% 2010
City of Stockton, Mello-Roos Rev. Bonds, Community                       500     503
 Facs. Dist. No. 90-2B (Brookside Estates),
 Series 1997A, 5.40% 2004
Washington Township Health Care Dist., Rev. Bonds,                     1,300   1,194
 Series 1999, 5.00% 2014
The Regents of the University of California, Various                   2,000   1,949
 University of California Projects, 1993 Series A,
 5.50% 2021
City of West Sacramento, Limited Obligation Ref.
 Improvement Bonds, Reassessment Dist. of 1998:
5.30% 2009                                                               750     719
5.30% 2010                                                               500     476
West Sacramento Fncg. Auth., Special Tax Rev.
 Bonds, Series F:
5.75% 2011                                                             1,540   1,484
6.10% 2029                                                             1,000     937

Colorado  -  4.38%
Housing and Fin. Auth.:
Multi-Family Housing Insured Mortgage Rev. Bonds:
1982 Series A, 9.00% 2025                                              1,515   1,494
1997 Series C-3, 5.65% 2015                                            2,300   2,345
Single Family Housing Program Senior and
 Subordinate Bonds:
1997 Series:
A-3, 7.00% 2016                                                        1,750   1,906
C-3, 6.75% 2017                                                        1,000   1,079
B-3, 6.80% 2028                                                        1,000   1,092
1998 Series:
A-3, 6.50% 2016                                                        1,000   1,064
D-3, 6.125% 2023                                                       2,000   2,063
B-3,  6.55% 2025                                                       5,750   6,122
Student Obligation Bond Auth., Student Loan Rev.                       1,065   1,096
 Bonds, 1994 Series L, 6.00% 2001
Arapahoe County, Capital Improvement Trust Fund
 Highway Rev. Bonds (E-470 Project):
6.90% 2015 (Preref. 2005)                                              5,750   6,579
6.95% 2020 (Preref. 2005)                                             20,500  23,510
City and County of Denver, Airport System Rev.
 Bonds, Series 1992A:
7.25% 2025 (Preref. 2002)                                             14,210  15,717
7.25%  2025 (Preref. 2002)                                             5,590   6,183
Eaglebend Affordable Housing Corp., Multi-Family
 Housing Project Rev. Ref. Bonds:
Series 1997 A, 6.45% 2021                                              1,175   1,207
Series 1998A:
6.35% 2014                                                             1,065   1,055
6.63% 2039                                                             2,000   1,972
Metroplitan Football Stadium Dist., Capital
 Appreciation Sales Tax Rev. Bonds, MBIA Insured:
Series 1999B, 0.00% 2006                                               6,000   4,405
Series 1999A, 0.00% 2012                                               1,750     896
The Regents of the University of Colorado, Refunding                   3,000   3,190
  Cert. of Part. (Telecommunications and Cogeneration
  Projects), Series 1996, AMBAC Insured, 6.00% 2005
University of Colorado Hospital Auth., Hospital Ref.                   1,000   1,041
 Rev. Bonds, Series 1997A, AMBAC Insured, 5.50% 2007

Connecticut  -  1.01%
Dev. Auth., Pollution Control Rev. Ref. Bonds (The                     6,025   5,674
 Connecticut Light and Power Co. Project), Series
 1993A, 5.85% 2028
Health and Educational Fac. Auth., Rev. Bonds,                         2,800   2,881
 University of Hartford Issue, Series  D, 6.75% 2012
Housing Fin. Auth., Housing Mortgage Fin. Program                        605     620
 Bonds, Subseries  B-1,  6.25% 2011
Mashantucket (Western) Pequot Tribe, Special Rev.
 Bonds, 1996 Series A:(1)
6.25% 2002 (Escrowed to Maturity)                                      1,000   1,058
6.375% 2004 (Escrowed to Maturity)                                     1,985   2,157
6.50% 2005 (Escrowed to Maturity)                                      1,490   1,642
6.40% 2011                                                             2,530   2,655
6.40% 2011 (Preref. 2007)                                              2,470   2,756

Delaware  -  0.05%
Econ. Dev. Auth., First Mortgage Rev. Bonds                            1,000   1,019
 (Peninsula United Methodist Homes, Inc. Issue),
 Series 1997A, 6.00% 2009

District of Columbia  -  1.27%
G.O. Bonds:
Series 1992 B, MBIA Insured, 6.30% 2010 (Preref. 2002)                 2,900   3,098
Series 1993 A, AMBAC Insured:
5.875% 2005                                                            2,780   2,935
5.875% 2005 (Escrowed to Maturity)                                       220     234
Series 1993 B-1, AMBAC Insured, 5.50% 2009                             3,000   3,074
Convention Center Auth. (Washington, D.C.),                            1,105   1,120
 Senior Lien Dedicated Tax Rev. Bonds, Series 1998,
 AMBAC Insured, 5.00% 2006
Fixed Rate Rev. Bonds (National Academy of Sciences
 Project), Series 1999A, AMBAC Insured:
5.00% 2009                                                             1,300   1,294
5.00% 2010                                                             1,810   1,785
Hospital Rev. and Ref. Bonds:
Medlantic Healthcare Group, Inc. Issue:
Series 1992 B, 6.50% 2002 (Escrowed to Maturity)                       2,000   2,115
Series 1993 A,  MBIA Insured, 5.25% 2012 (Escrowed                     2,000   1,981
 to Maturity)
Series 1996A, MBIA Insured, 6.00% 2009 (Escrowed                       3,355   3,598
 to Maturity)
Washington Hospital Center Issue, Series 1992A,                        2,000   2,146
 7.00% 2005 (Preref. 2002)
Redev. Land Agcy., Sports Arena Special Tax Rev.                         890     906
 Bonds, Series 1996,  5.625% 2010

Florida  -  3.16%
Arbor Greene Community Dev. Dist. (City of Tampa,
 Hillsborough County), Special Assessment Rev. Bonds:
Series 1996, 7.60% 2018                                                  975   1,027
Series 1998, 5.75% 2006                                                1,490   1,465
Broward County, Resource Recovery Rev. Bonds,
 Series 1984:
North Project, 7.95% 2008                                              7,350   7,626
South Project, 7.95% 2008                                              9,985  10,361
Championsgate Community Dev. Dist., Capital                            1,515   1,485
 Improvement Rev. Bonds, Series 1998B, 5.70% 2005
The Crossings at Fleming Island Community Dev.                         1,065   1,143
 Dist. (Clay County), Special Assessment Bonds,
 Series 1995, 8.25% 2016
Heritage Harbor Community Dev. Dist. Rev. Bonds,                       1,165   1,161
 Series B, 6.00% 2003
Heritage Palms Community Dev. Dist. (Fort Myers),                      1,935   1,891
 Capital Improvement Rev. Bonds, Series 1998, 5.40% 2003
Heritage Pines Community Dev. Dist. (Pasco County),                    2,925   2,846
 Capital Improvement Rev. Bonds, Series 1998B, 5.50% 2005
Lee County Industrial Dev. Auth. Healthcare Facs.
 Rev. Bonds:
Series 1997A (Cypress Cove at Healthpark Florida, Inc.
 Project):
5.80% 2006                                                             1,005     994
6.25% 2017                                                             5,550   5,518
Series 1999A (Shell Point/Alliance Obligated Group,
 Shell Point Village Project):
5.25% 2006                                                             1,150   1,132
5.50% 2010                                                             1,500   1,468
5.75% 2012                                                             1,360   1,336
5.75% 2015                                                             1,000     960
Meadow Pointe II, Community Dev. Dist. (Pasco
 County), Capital Improvement Rev. Bonds:
Series 1998A, 5.25% 2003                                               1,915   1,867
Series 1998B, 5.50% 2005                                               1,670   1,619
Mid-Bay Auth., Rev. Ref. Bonds:
Series 1991B, 8.50% 2022 (Subject to Crossover                         4,000   4,430
 Refunding)
Series 1993D, 6.10% 2022                                                 500     507
Northern Palm Beach County Improvement Dist.,
 Water Control and Improvement BondS:
Unit of Dev. No. 9A, Series 1996A:
6.80% 2006                                                               960   1,023
7.30% 2027                                                             1,500   1,611
Unit of Dev. No. 9B, Series 1999:
5.85% 2013                                                             1,000     979
6.00% 2029                                                             2,200   2,135
City of Orlando, Special Assessment Rev. Bonds
 (Conroy Road Interchange Project), Series 1998A:
5.50% 2010                                                             1,000     956
5.80% 2026                                                             2,000   1,857
River Ridge Community Dev. Dist. (Lee County),                         1,800   1,750
 Capital Improvement Rev. Bonds, Series 1998,
 5.75% 2008
Sarasota County Public Hospital Board, Fixed Rate                      1,500   1,414
 Hospital Rev. Ref. Bonds, Series 1998B (Sarasota
 Memorial Hospital Project), MBIA Insured, 5.25% 2024

Georgia  -  2.23%
Municipal Electric Auth.:
General Power Rev. Bonds:
Series X, 6.50% 2012                                                   1,215   1,333
CTFS-1992B Series, 6.375%  2016                                        1,000   1,077
Mel Power, Project One Subordinated Bonds, Series B,                   1,995   2,136
 AMBAC Insured, 6.00% 2007
City of Atlanta:
Airport Facs. Rev. Ref. Bonds, Series 1994A,                           1,000   1,109
 AMBAC Insured, 6.50% 2009
Special Purpose Facs. Rev. Ref. Bonds (Delta Air                       4,500   4,619
 Lines, Inc. Project),  Series 1989A, 7.50% 2019
Water and Wastewater Rev. Bonds, Series 1999,                          8,500   8,461
 FGIC Insured, 5.50% 2022
Housing Auth. of the County of DeKalb, Multi-Family
 Housing Rev. Ref. Bonds (The Park at Briarcliff
 Apartments Project):
Series 1998A, 4.55% 2028                                               8,000   7,793
Series 1998B, 4.70% 2028                                               1,985   1,945
Fulco Hospital Auth., Rev. Anticipation Certificates:
Georgia Baptist Health Care System Project:
Series 1992 A, (Preref. 2002):
6.40% 2007                                                             1,000   1,076
6.25% 2013                                                             2,100   2,249
6.375% 2022                                                            1,595   1,714
Series 1992 B, 6.375% 2022                                               610     655
St. Joseph's Hospital of Atlanta, Inc., Series 1994,                   2,305   2,335
 4.80% 2001 (Escrowed to Maturity)
Dev. Auth. of Fulton County, Special Facs. Rev.                        3,115   3,274
 Bonds (Delta Air Lines, Inc. Project), Series 1992,
 6.95% 2012
Hospital Auth. of Savannah, Rev. Bonds, St. Joseph's/                  2,895   2,898
Candler Health System, Inc. Issue, Series 1998B,
 FSA Insured, 5.25% 2011

Hawaii  -  0.77%
G.O. Bonds:
1997, Series CN, FGIC Insured, 5.25% 2013                             10,000   9,900
1998, Series CR, MBIA Insured, 5.00% 2008                              3,000   3,020
City and County of Honolulu, G.O. Bonds, Ref. And
 Improvement Series, 1993B:
5.00% 2013                                                             1,370   1,318
5.00% 2013 (Escrowed to Maturity)                                        630     612

Illinois  -  8.47%
Build Illinois Bonds (Sales Tax Rev. Bonds), Series O,                 1,000   1,044
 6.00% 2002
Civic Center Bonds (Special State Obligation Bonds),                   6,500   7,000
 Series 1991, AMBAC Insured,  6.25% 2020
Educational Facs. Auth., Rev. Bonds:
MJH Education Assistance Illinois III LLC, Series                      1,500   1,471
 1999D, AMBAC Insured, 5.45% 2014
Wesleyan University, Series 1993, 5.625% 2018                          1,490   1,487
Health Facs. Auth.:
Rev. Bonds:
Advocate Health Care Network:
Series 1998A:
5.00% 2007                                                             1,620   1,591
5.00% 2008                                                             1,870   1,821
4.50% 2009                                                             1,930   1,759
4.625% 2010                                                            3,000   2,727
Series 1998B, 4.875% 2013                                              2,460   2,215
Alexian Brothers Health System, Series 1999, FSA Insured:
5.00% 2008                                                             1,230   1,228
5.25% 2010                                                             3,500   3,507
5.25% 2012                                                             6,960   6,857
5.00% 2025                                                             2,000   1,761
Centegra Health System, Series 1998:
5.50% 2008                                                             1,640   1,630
5.50% 2009                                                             2,290   2,258
5.50% 2010                                                             2,440   2,388
5.20% 2012                                                             2,200   2,063
5.25% 2013                                                             2,430   2,273
5.25% 2018                                                             2,500   2,249
The Children's Memorial Hospital Series 1999A, AMBAC Insured:
5.75% 2010                                                             1,835   1,913
5.75% 2011                                                             1,690   1,751
Edward Hospital Association Project, Series 1992,                      1,000   1,080
 7.00% 2022(Preref. 2002)
Northwestern Memorial  Hospital, Series 1994A, 6.00% 2024              2,000   2,008
OSF Healthcare System, Series 1993, 5.75% 2007                         6,760   6,833
Rev. Ref. Bonds:
Advocate Health Care Network, Series 1997A:
5.50% 2008                                                             2,110   2,128
5.80% 2016                                                             8,000   7,953
Edward Hospital Project, Series 1993 A:
5.75% 2009                                                             1,550   1,563
6.00% 2019                                                             1,435   1,416
Fairview Obligated General Project, 1995 Series A:
6.25% 2001                                                             1,105   1,123
6.50% 2006                                                               770     792
7.40% 2023                                                             1,500   1,604
Rev. and Rev. Ref. Bonds:
Evangelical Hospitals Corp., Series C, 6.25% 2022                      4,000   4,298
 (Escrowed to Maturity)
Lutheran General Health, Series C,  6.00% 2018                         2,705   2,814
Dev. Fin. Auth., Rev. Bonds, Series 1998A (Provena                     5,000   5,087
 Health), MBIA Insured, 5.50% 2010
Housing Dev. Auth., Multi-Family Housing Bonds,                        1,490   1,589
 1992 Series A, 7.00% 2010
Metropolitan Pier and Exposition Auth., McCormick                      3,910   4,263
 Place Expansion Project Bonds,  Series 1992A, 6.50%
 2027 (Preref. 2003)
City of Berwyn, Rev. Bonds, Series 1995 (MacNeal                       3,000   3,199
 Memorial Hospital Association Project), AMBAC
 Insured, 6.00% 2009
City of Chicago:
General Obligation Bonds (Emergency Telephone                          2,000   1,907
 System), Ref. Series 1999, FGIC Insured, 5.25% 2020
Board of Trustees of Chicago State University,                         1,000     979
 Auxiliary Facs. System Rev. Bonds, Series 1998,
 MBIA Insured, 5.50% 2023
County of Cook, G.O. Capital Improvement Bonds,
 Series 1996, FGIC Insured:
6.00% 2006                                                             3,920   4,217
6.50% 2011                                                             4,000   4,448
Chicago O'Hare International Airport, Special Fac.                     2,750   3,122
 Rev. Ref. Bonds, Series 1994 (American Airlines, Inc.
 Project), 8.20% 2024
Metropolitan Water Reclamation Dist. of Greater
 Chicago, Series  B:
Capital Improvement Bonds, 5.25% 2004                                  5,000   5,179
Ref. Bonds, 5.30% 2005                                                 5,325   5,527
Sales Tax Rev. Bonds, Series 1997, FGIC Insured,                       5,000   4,707
 5.375% 2027
School Reform Board of Trustees of the Board of
 Education of the City of Chicago, Unlimited Tax G.O.
 Bonds, Series 1997A, AMBAC Insured:
5.30% 2011                                                             2,745   1,404
6.75% 2012                                                             1,000   1,134
Capital Appreciation Bonds, 0.00% 2015                                 6,485   2,541
Skyway Toll Bridge Ref. Rev. Bonds, Series 1994:
6.50% 2010 (Preref. 2004)                                             13,250  14,514
6.75% 2014 (Preref. 2004)                                              6,500   7,183
Regional Transportation Auth., Cook, Du Page, Kane,
 Lake, McHenry and Will Counties, G.O. Bonds:
Series 1994D, FGIC Insured, 7.75% 2019                                 4,500   5,650
Series 1990A, AMBAC Insured, 7.20% 2020                                1,000   1,193

Indiana  -  4.87%
Educational Facs. Auth., Educational Facs. Rev.                        1,000   1,014
 Bonds (University of Evansville  Project), Series
 1996, 5.25% 2005
Health Fac. Fncg. Auth., Hospital Rev. Bonds:
Charity Obligated Group:
Series 1997D, 5.00% 2026 (Put 2007)                                   17,620  17,266
Series 1999D, 5.25% 2016                                               3,000   2,826
Clarian Health Partners, Inc., Series 1996A:
5.50% 2016                                                            16,250  15,712
MBIA Insured, 5.25% 2008                                               1,700   1,724
Holy Cross Health System Corp., Series 1998, MBIA Insured:
5.375% 2009                                                            5,340   5,436
5.375% 2010                                                            7,095   7,169
Sisters of St. Francis Health Services, Inc. Project,                  1,000     997
 Series 1997A, MBIA Insured, 5.00% 2008
Housing Fin. Auth., Single Family Mortgage Ref.                        1,275   1,332
 Rev. Bonds, 1992 Series A, 6.75% 2010
State Dev. Fin. Auth.:
Pollution Control Rev. Bonds (Inland Steel Co.                         2,500   2,485
 Project No. 12), 6.85% 2012
Rev. Ref. Bonds, Exempt Fac. Inland Steel, 5.75% 2011                  4,000   3,654
State Office Building Commission, Correctional Facs.                   8,490   9,271
 Program Rev. Bonds, Series  1995B, AMBAC Insured,
 6.25% 2012
Transportation Fin. Auth., Airport Facs. Lease Rev.
 Bonds, Series A:
6.50% 2007                                                             1,160   1,239
6.50% 2007 (Preref. 2002)                                              3,755   4,067
6.75% 2011 (Preref. 2002)                                              2,400   2,617
City of East Chicago, Pollution Control Rev. Ref.                      3,000   3,036
 Bonds, Inland Steel Co. Project No. 11, Series 1994,
 7.125% 2007
Hospital Auth. of the City of Fort Wayne, Rev. Bonds
 (Parkview Memorial Hospital Inc. Project), Series 1992:
6.375% 2013 (Preref. 2002)                                             6,000   6,467
6.40% 2022 (Preref. 2002)                                              2,000   2,157
Hospital Auth. of St. Joseph County, Health System
 Bonds (Memorial Health System), Series 1998A, MBIA Insured:
5.50% 2006                                                             2,055   2,134
5.50% 2007                                                             1,650   1,710
5.50% 2008                                                             1,010   1,043

Iowa  -  0.84%
Fin. Auth.:
Healthcare Rev. Bonds, Series 1997 (Genesis Medical                    2,920   2,948
 Center), MBIA Insured, 5.00% 2006
Hospital Facs. Rev. Bonds, Series 1998 A (Iowa                         6,395   6,520
 Health System), MBIA Insured, 5.25% 2007
Single Family Mortgage Bonds, 1997 Series F, 5.55% 2016                1,985   1,966
Polk County, Rev. Bonds, Catholic Health Initiatives:
Series 1997A, 5.50% 2007                                               1,520   1,565
Series A, 5.125% 2012                                                  3,170   3,034

Kentucky  -  0.91%
Econ. Dev. Fin. Auth., Hospital System Ref. And
 Improvement Rev. Bonds, Series 1997 (Appalachian
 Regional Healthcare, Inc. Project):
5.20% 2004                                                             1,540   1,502
5.60% 2008                                                               630     607
5.60% 2009                                                             3,305   3,164
5.70% 2010                                                               490     469
5.75% 2011                                                             2,190   2,083
5.85% 2017                                                             2,000   1,849
City of Ashland, Pollution Control Ref. Rev. Bonds,                    5,000   5,298
 Series 1992 (Ashland Oil, Inc. Project), 6.65% 2009
Kenton County Airport Board, Special Facs. Rev.
 Bonds (Delta Air Lines, Inc. Project):
Series 1985, 7.80% 2015                                                1,000   1,027
1992 Series B, 7.25% 2022                                              1,350   1,430

Louisiana  -  5.36%
Environmental Improvement Rev. Bonds, Parish of                        1,500   1,394
 St. John the Baptist (USX Corp. Project), Ref.
 Series of 1998, 5.35% 2013
Health Education Auth.(Lambeth House Project):
Rev. Bonds, Series 1996, 9.00%  2026 (Preref. 2006)                    9,000  11,366
Rev. Ref. Bonds, Series 1998A:
5.50% 2010                                                             5,505   5,126
6.15% 2018                                                             2,000   1,887
6.20% 2028                                                             5,500   5,087
Jefferson Parish Hospital Service:
Dist. No. 1, Parish of Jefferson (West Jefferson
 Medical Center),FSA Insured:
Hospital Rev. Bonds, Series 1998A:
5.25% 2010                                                             1,965   1,966
5.25% 2011                                                             2,070   2,033
5.25% 2012                                                             1,930   1,876
Dist. No. 2, Parish of Jefferson, Hospital Rev. Bonds,                 3,520   3,497
 Series 1998, FSA Insured, 5.25% 2011
Public Facs. Auth., Hospital Rev. and Ref. Bonds
 (Franciscan Missionaries of Our Lady Health System
 Project), Series 1998A, FSA Insured:
5.50% 2008                                                             6,935   7,172
5.50% 2011                                                             5,000   5,032
5.75% 2014                                                             3,495   3,559
5.75% 2015                                                             3,825   3,882
Lake Charles Harbor and Terminal Dist., Port Facs.                    33,500  37,036
 Rev. Ref. Bonds (Trunkline LNG  Co. Project), Series
 1992, 7.75% 2022
City of New Orleans, Ref. Cert. of Indebtedness,                       7,750   7,713
 Series 1998B, FSA Insured, 5.10% 2010
Offshore Terminal Auth., Deepwater Port Ref. Rev.
 Bonds (LOOP INC., Project), First Stage Series E:
7.45% 2004                                                             1,000   1,047
7.60% 2010                                                               415     435
7.60% 2010 (Preref. 2000)                                                585     618
Parish of West Feliciana, Pollution Control Rev. Bonds                 2,000   2,113
 (Gulf States Utilities Co. Project), Series 1985-B,
 9.00% 2015

Maine  -  0.10%
Housing Auth., Mortgage Purchase Bonds, 1994 Series C-1, 5.90% 2015    1,775   1,833

Maryland  -  1.29%
Community Dev. Administration, Dept. of Housing
 and Community Dev., Single  Family Program Bonds:
1990 First Series, 7.60% 2017                                          4,845   4,970
1997 First Series, 5.25% 2005                                          5,815   5,904
Health and Higher Educational Facs. Auth.:
First Mortgage Rev. Bonds, PUMH of Maryland, Inc.
 Issue (Heron Point of Chestertown):
Series 1998A:
5.60% 2013                                                             1,000     944
5.75% 2019                                                             2,400   2,295
Series 1998B, 5.75% 2026                                               2,000   1,900
Project and Ref. Rev. Bonds:
Peninsula Regional Medical Center Issue, Series                        1,000     968
 1993, 5.25% 2012
Roland Park Place Issue, Series 1999, 5.50% 2013                         500     484
Rev. Bonds, Howard County General Hospital Issue,
 Series 1993:
5.50% 2013                                                             2,300   2,324
5.50% 2021                                                             1,225   1,224
Calvert County, Econ. Dev. Rev. Bonds (Ashbury-                        2,500   2,987
Solomons Island Facility), Series 1995, 8.625%
 2024 (Preref. 2005)
Prince George's County, Hospital Rev. Bonds,                             750     823
 Dimensions Health Corp. Issue, Series 1992,
 7.25% 2017 (Preref. 2002)

Massachusetts  -  1.34%
Massachussetts Bay Transportation Auth., General                       5,000   5,688
 Transportation System Bonds, 1994 Series A Ref.
 Bonds, 7.00% 2007
Health and Educational Facs. Auth. Rev. Bonds:
Brigham and Women's Hospital Issue, Series D,                          7,000   7,452
 6.75% 2024 (Preref. 2001)
Caregroup Issue, Series A, MBIA Insured, 5.50% 2007                    2,675   2,793
Housing Fin. Agcy., Single Family Housing Rev.                            25      25
 Bonds, Series 39, 6.50% 2014
Turnpike Auth., Metropolitan Highway System Rev.                       2,500   2,169
 Bonds, 1999 Series A, AMBAC Insured, 5.00% 2039
The New England Education Loan Marketing Corp.:
Student Loan Rev. Ref. Bonds, 1992 Senior Issue A,                     1,000   1,051
 6.50% 2002
Student Loan Ref. Bonds, 1993 Series G, 5.20% 2002                     4,000   4,076
Water Resources Auth., General Rev. Ref. Bonds,                        2,500   2,521
 1993 Series B, 5.25% 2009

Michigan  -  8.29%
Hospital Fin. Auth.:
Hospital Rev. Bonds, The Detroit Medical Center
 Obligated Group, Series 1998A:
5.00% 2012                                                             1,370   1,212
5.00% 2013                                                             1,000     873
5.00% 2014                                                             1,525   1,318
5.25% 2023                                                             1,955   1,615
Hospital Rev. and Ref. Bonds:
Daughters of Charity, National Health System, 5.50% 2005               1,565   1,606
The Detroit Medical Center Obligated Group:
Series 1993A:
6.375% 2009                                                            2,000   2,003
6.25% 2013                                                             4,250   4,116
6.50% 2018                                                             7,000   6,873
Series 1993B, AMBAC Insured, 5.00% 2006                                1,365   1,368
Genesys Health System Obligated Group:
Series 1995A:
7.10% 2002                                                             1,770   1,884
7.10% 2002 (Escrowed to Maturity)                                        285     307
7.20% 2003 (Escrowed to Maturity)                                      1,000   1,103
8.00% 2005 (Escrowed to Maturity)                                      8,880  10,443
8.10% 2013 (Preref. 2005)                                              5,000   5,981
8.125% 2021 (Preref. 2005)                                             4,500   5,388
7.50% 2027 (Preref. 2005)                                              4,520   5,199
Series 1998A:
5.30% 2011                                                             5,340   5,091
5.50% 2018                                                             3,250   3,093
5.50% 2027                                                             4,000   3,717
Hackley Hospital Obligated Group, Series 1998A:
4.85% 2006                                                             1,105   1,071
5.00% 2008                                                             1,215   1,170
5.30% 2013                                                             3,650   3,445
McLaren Obligated Group, Series 1993A, 5.375% 2013                     2,985   2,879
Mercy Health Services, Series 1997T, 6.25% 2011                        3,255   3,484
Pontiac Osteopathic, Series 1994 A:
5.375% 2006                                                            1,000     968
6.00% 2014                                                             5,905   5,647
6.00% 2024                                                             4,775   4,452
Sinai Hospital of Greater Detroit, Series 1995:
6.00% 2008                                                             2,000   1,963
6.625% 2016                                                            5,750   5,696
6.70% 2026                                                             2,680   2,641
Housing Dev. Auth., Rental Housing Rev. Bonds:
1992 Series A:
AMBAC Insured, 6.40% 2005                                              2,350   2,479
6.60% 2012                                                            16,285  17,233
1994 Series A, 6.20%  2003                                             1,600   1,669
City of Detroit:
G.O. Rev. Bonds (Unlimited Tax), Series 1995-B:
6.75% 2003                                                             2,000   2,133
7.00% 2004                                                             2,500   2,721
6.25% 2005                                                             2,625   2,794
6.25% 2008                                                             1,730   1,837
6.25% 2009                                                             1,195   1,269
6.25% 2010                                                             1,250   1,327
Downtown Dev. Auth., Tax Increment Bonds
 (Dev. Area No. 1 Projects), Series 1996C:
6.20% 2017 (Preref. 2006)                                              9,310  10,227
6.25% 2025 (Preref. 2006)                                              4,265   4,697
School Dist. of Wayne County, School Building                          1,955   1,851
 and Site Improvement Ref. Bonds, Series 1998C,
 FGIC Insured, 5.25% 2025
Econ. Dev. Corp. of Dickinson County, Solid Waste                      2,000   2,069
 Disposal Ref. Rev. Bonds (Champion International
 Corp. Project), Series 1989, 6.55% 2007
City of Royal Oak, Hospital Fncg. Auth., Hospital                      3,000   2,763
 Rev. Ref. Bonds (William Beaumont Hospital),
 Series 1993 G, 5.25% 2019
Charter County of Wayne, Special Airport Facs. Rev.                    6,955   7,201
 Ref. Bonds (Northwest Airlines, Inc.), Series 1995,
 6.75% 2015

Minnesota  -  0.25%
Housing Fin. Agcy.:
Multi-Family Housing Dev. Bonds, 1991 Series A,                        2,535   2,653
 6.85% 2007
Single Family Mortgage Bonds, 1994 Series E,                           2,085   2,097
 5.60% 2013

Mississippi -  0.37%
Perry County, Pollution Control Ref. Rev. Bonds                        7,500   7,048
 (Leaf River Forest Products, Inc. Project),
 Series 1999, 5.20% 2012

Nebraska  -  0.12%
City of Kearney, Industrial Dev. Rev. Bonds                            2,750   2,301
 (The Great Platte River Road Memorial Foundation
 Project), Series 1998, 6.75% 2028

Nevada  -  0.97%
G.O. (Limited Tax) Bonds, Series A-2, 6.00% 2011                       2,135   2,282
Housing Division, Single Family Mortgage Rev. Bonds,                     800     771
 1999 Series A-1, 4.75% 2012
City of Henderson:
Health Fac. Rev. Bonds (Catholic Healthcare West),                     7,000   6,021
 1998 Series A, 5.375% 2026
Local Improvement Dist. No. T-4C (Green Valley
 Properties), Limited Obligation Ref. Bonds, 1999 Series A:
5.65% 2009                                                             1,500   1,423
5.75% 2013                                                             4,000   3,828
5.90% 2018                                                             3,000   2,848
Local Improvement Dist. No. T-10 (Seven Hills)                         1,480   1,529
 Limited  Obligation Improvement Bonds, 7.50% 2015

New Jersey  -  2.19%
Econ. Dev. Auth.:
Econ. Dev. Bonds, Kapkowski Road Landfill Reclamation
 Improvement Dist. Project (City of Elizabeth),
 Series 1998A:

6.375% 2018                                                            1,000   1,012
6.375% 2031                                                           17,405  17,476
First Mortgage Rev. Fixed-Rate Bonds:
Fellowship Village Project:
Series 1998A, 4.95% 2005                                               1,230   1,194
Series 1995A, 9.25% 2025 (Preref. 2005)                                7,000   8,607
Winchester Gardens at Ward Homestead Project,
 Series 1996A:
8.50% 2016                                                             4,000   4,459
8.625% 2025                                                            3,500   3,915
Housing and Mortgage Fin. Agcy., Section 8 Bonds,
 1991 Series A:
6.80% 2005                                                             2,570   2,695
6.85% 2006                                                             2,500   2,624

New Mexico  -  0.06%
Mortgage Fin. Auth., Single Family Mortgage Purchase                   1,055   1,079
 Ref. Senior Bonds, 1992 Series A-1, 6.85% 2010

New York  -  9.10%
Dormitory Auth.:
Center for Nursing/Rehabilitation, Inc. Rev. Bonds,                    2,100   2,024
 5.45% 2017
City University System Consolidated Third General                      2,000   2,050
 Resolution Rev. Bonds, 1998 Series 2, AMBAC
 Insured, 5.50% 2008
Court Facs., Lease Rev. Bonds, Series 1993A, 5.50% 2010                4,000   4,020
Edgar Health Care Center (Nursing Home), Rev.                          2,375   2,257
 Bonds, FHA Insured, 4.90% 2013
Mental Health Services Facs. Improvement Rev. Bonds:
Series 1997A, 6.00% 2007                                               1,750   1,864
Series 1997B:
6.00% 2007                                                             2,500   2,663
5.60% 2008                                                             1,300   1,346
Series 1998B:
5.375% 2008                                                            1,345   1,371
5.375% 2009                                                            1,270   1,287
5.00% 2010                                                             1,495   1,461
5.00% 2010                                                             1,530   1,494
Series 1998C:
5.375% 2008                                                            1,250   1,275
5.00% 2010                                                             1,760   1,720
Montefiore Medical Center, FHA-Insured Mortgage                        5,250   5,144
 Hospital Rev. Bonds, Series 1999, AMBAC Insured,
 5.25% 2019
The New York and Presbysterian Hospital FHA-Insured
 Mortgage Hospital Rev. Bonds, Series 1998, AMBAC
 Insured:
5.50% 2006                                                             5,500   5,709
5.50% 2008                                                             8,000   8,282
Secured Hospital:
Rev. Bonds (Interfaith Medical Center), Series 1998D, 5.25% 2007       2,000   2,023
Rev. Ref. Bonds, Brookdale Hospital, Series 1998J, 5.125% 2009         2,500   2,478
Sisters of Charity Health Care System Corp., FHA-                      2,070   2,023
Insured Mortgage Hospital Rev. Bonds, Series 1999,
 MBIA Insured, 4.80% 2019
State University Educational Facs.:
Rev. Bonds, Series 1997, 6.00% 2007                                    3,000   3,201
Rev. Ref. Bonds:
Series 1990A, 7.50% 2013                                               3,500   4,201
Series 1990B:
7.50% 2011                                                             1,720   1,994
7.00% 2016                                                             1,000   1,039
Staten Island University Hospital, Insured Rev.                        7,000   7,211
 Bonds, Series 1998, AMBAC Insured, 5.50% 2009
Environmental Fac. Corp., State Water Pollution Control
 Revolving Fund Rev. Bonds  (New York City Municipal
 Water Fin. Auth. Project):
Series 1990A, 7.50% 2012                                                 500     523
Series 1991E, 6.875% 2010 (Preref. 2001)                               1,270   1,354
Series 1991E, 6.875% 2010                                                230     244
Housing Fin. Agcy.:
Health Facs. Rev. Bonds (New York City), 1996
 Series A Ref.:
6.375% 2003                                                            4,500   4,804
6.00% 2006                                                             4,500   4,786
Service Contract Obligation Rev. Ref. Bonds,                           1,750   1,727
 Series 1997C, 5.20% 2010
Local Government Assistance Corp.:
Series 1991 B, 7.50% 2020 (Preref. 2001)                               6,925   7,416
Series 1991 C, Capital Appreciation Bonds, 0% 2005                     5,000   3,830
Series 1991 D:
7.00% 2011 (Preref. 2002)                                              2,000   2,171
7.00% 2018 (Preref. 2002)                                              4,650   5,048
6.75% 2021 (Preref. 2002)                                              1,350   1,457
Series 1992 C, 5.50% 2022                                              1,000     968
State Medical Care Facs. Fin. Agcy.:
Hospital Insured Mortgage Rev. Bonds, 1994
 Series A Ref., FHA Insured:
5.10% 2010                                                             3,045   2,996
5.25% 2014                                                             5,000   4,916
Mental Health Services Facs. Improvement Rev. Bonds:
1993 Series D, 5.25% 2023                                              1,000     924
1997 Series B, 5.30% 2004                                              2,220   2,286
St. Luke's-Roosevelt Hospital Center, FHA-Insured                     12,830  12,985
 Mortgage Rev. Bonds, 1993 Series A, 5.60% 2013
Metropolitan Transit Auth., Transit Facs. Service                      4,000   4,101
 Contract Bonds, Series O, 5.375% 2002
Urban Dev. Corp., Correctional Capital Facs. Rev. Bonds:
Ref. Series 1993 A, 5.30% 2005                                         2,800   2,867
Series 7, 5.25% 2009                                                   1,375   1,378
Castle Rest Residential Health Care Fac., FHA                          1,700   1,684
 Insured Mortgage Rev. Bonds, Series 1997A, 5.60% 2017
Town of Hempstead Industrial Dev. Agcy., Resource                      6,000   5,988
 Recovery Rev. Bonds (American REF-FUEL Co.
 of Hempstead Project), Series 1997, MBIA Insured,
 5.00% 2009(2)
City of New York, G.O. Bonds:
Fiscal 1991 Series B, 8.25% 2006                                       1,500   1,785
Fiscal 1992 Series C, 6.50% 2004 (Preref. 2002)                          470     505
Fiscal 1992 Series H:
6.875% 2002 (Escrowed to Maturity)                                     1,745   1,851
6.875% 2002                                                              155     164
Fiscal 1993 Series A, 6.25% 2003                                       1,000   1,061
Fiscal 1995 Series F:
6.60% 2010 (Preref. 2005)                                              2,000   2,208
6.625% 2025 (Preref. 2005)                                             1,500   1,658
Fiscal 1996 Series E, 6.50% 2006                                       3,000   3,269
Fiscal 1996 Series I, 6.50% 2006                                      10,000  10,906
Municipal Water Fin. Auth., Water and Sewer
  System Rev. Bonds:
Fiscal 1991 Series C, 7.75% 2020 (Preref. 2001)                        5,000   5,383
Fiscal 1994 Series B, 5.50% 2019                                       2,000   1,952
Triborough Bridge and Tunnel Auth., General Purpose                    1,000   1,070
 and Rev. Bonds, Series Y, 6.00% 2012

North Carolina  -  2.83%
Eastern Municipal Power Agcy., Power System Rev. Bonds:
Ref. Series 1993B:
7.25% 2007                                                             5,425   5,901
7.00% 2008                                                            10,720  11,523
6.125% 2009                                                            4,000   4,063
6.00% 2026                                                             1,700   1,659
MBIA Insured, 6.00% 2026                                               2,500   2,624
Series 1993 B, 6.00% 2006                                              3,120   3,176
Series 1993 D, 5.875% 2013                                             1,250   1,216
Series 1993 C, 5.00% 2021                                              2,300   1,939
Ref. Series 1999 B:
5.55% 2014                                                             1,800   1,688
5.60% 2015                                                             7,000   6,548
5.65% 2016                                                             2,000   1,872
5.70% 2017                                                             4,775   4,470
Municipal Power Agcy. Number 1, Catawba Electric                       4,000   4,085
 Rev. Bonds, Series 1992, 5.90% 2003
County of Catawba, Hospital Ref. Rev. Bonds                            1,000     944
 (Catawba Memorial Hospital Project), Series 1999,
 AMBAC Insured, 4.60% 2010
Medical Care Commission, Health Care Rev. Ref.                         2,540   2,535
 Bonds (Novant Health Project), Series 1998A,
 MBIA Insured, 5.10% 2010

Ohio  -  0.20%
County of Franklin, Hospital Facs. Rev. Ref. And                       1,750   1,808
 Improvement Bonds (Doctors Hospital Project), 5.60% 2006

County of Knox, Hospital Facs. Ref. Rev. Bonds,                        2,175   2,103
 Series 1998 (Knox Community Hospital), Asset
 Guaranty Insured, 4.60% 2007

Oklahoma  -  0.55%
Health System Rev. Bonds, Baptist Medicine Center                      2,500   2,718
 of Oklahoma, Series 1995 C, AMBAC Insured, 6.375% 2009
Industrial Auth., Health System Rev. Ref. Bonds                        2,500   2,667
 (Obligated Group consisting of INTEGRIS Baptist
 Medical Center, Inc., INTEGRIS South Oklahoma,
 AMBAC Insured, 6.00% 2009
Industries Auth., Health Facs. Rev. Ref. Bonds                         2,505   2,377
 (Sisters of Mercy Health System, St. Louis, Inc.),
 Series 1993A, 5.00% 2013
Tulsa Industrial Auth., Hospital Rev. and Ref. Bonds,                  3,000   2,885
 St. John Medical Center Project, Series 1996,
 5.375% 2017

Oregon  -  0.81%
City of Klamath Falls, Electric Rev. Bonds (Klamath
 Cogeneration Project), Series 1999:
5.75% 2013                                                             7,000   6,707
5.875% 2016                                                            3,500   3,334
6.00% 2025                                                             2,250   2,120
Hospital Facs. Auth. of the City of Medford, Rev.                      3,425   3,437
 Bonds (Asante Health System), Series 1998-A,
 MBIA Insured, 5.25% 2010

Pennsylvania  -  7.20%
Convention Center Auth., Ref. Rev. Bonds, 1994                        10,000  10,369
 Series A, 6.25% 2004
Higher Educational Facs. Auth.:
Rev. Bonds (Thomas Jefferson University),
 1992 Series A, MBIA Insured:
6.625% 2009                                                              375     403
6.625% 2009 (Preref. 2002)                                               875     946
UPMC Health System Rev. Bonds, Series 1999A,                           2,000   1,967
 FSA Insured, 5.00% 2009
Housing Fin. Agcy., Rev. Bonds, Rental Housing
 Ref. Bonds:
Issue 1992, 6.50% 2023                                                 7,850   8,257
Issue 1993, 5.80% 2018                                                 4,000   4,069
Housing Fin. Auth., Single Family Mortgage Rev.                        1,000   1,048
 Bonds, Series 1992-33, 6.85% 2009
Industrial Dev. Auth., Econ. Dev. Rev. Bonds,                          1,750   1,986
 Series 1994, AMBAC Insured, 7.00% 2007
Allegheny County, Hospital Dev. Auth. Rev. Bonds:
Catholic Health Systems:
Series 1998A, AMBAC Insured, 5.50% 2008                                2,445   2,524
Series A, AMBAC Insured:
5.00% 2010                                                             2,705   2,656
5.25% 2011                                                             2,840   2,823
UPMC Health System Rev. Ref. Bonds, Series                             5,160   5,260
 1999B, AMBAC Insured, 5.25% 2008
Blair County Hospital Auth., Hospital Rev. Bonds                       3,415   3,445
 (Altoona Hospital Project), 1998 Series A, AMBAC
 Insured, 5.25% 2009
Delaware County, Auth. Rev. Bonds, Catholic Health
 Systems, Series A, AMBAC Insured:
5.00% 2010                                                             2,465   2,424
5.25% 2011                                                             4,115   4,098
Hospitals and Higher Education Facs. Auth. Of
 Philadelphia:
Frankford Hospital, Series A:
6.00% 2014                                                             3,705   3,941
6.00% 2023                                                             4,000   4,205
Hospital Rev. Bonds (The Children's Hospital of
 Philadelphia Project):
Series A of 1992:
6.50% 2009 (Preref. 2002)                                              4,500   4,813
6.50% 2021 (Preref. 2002)                                              3,000   3,208
Series A of 1993, 5.375% 2014                                          1,505   1,439
Jefferson Health Systems, Series 1997 A:
5.50% 2006                                                             2,285   2,308
5.50% 2007                                                             1,995   2,007
5.50% 2008                                                             2,000   2,001
5.00% 2009                                                             1,000     957
5.00% 2010                                                             1,000     952
Lehigh County, General Purpose Auth. Rev. Bonds                        1,500   1,504
 (KidsPeace Obligated Group), 5.70% 2009
Temple University Hospital, Series of 1997, 5.70% 2009                 1,000     986
Hospital Auth. of Philadelphia, Hospital Rev. Bonds
 (Temple University Hospital):
Series of 1993 A, 6.50% 2008                                          15,500  16,319
Series of 1983, 6.625% 2023                                           15,385  15,795
Philadelphia Auth. for Industrial Dev., Rev. Bonds                     2,815   2,748
 (Cathedral Village Project), Series of 1998, 5.50% 2010
Public Auditorium Auth. of Pittsburgh and Allegheny
 County, Regional Asset Dist. Sales Tax Rev. Bonds,
 Series of 1999, AMBAC Insured:
5.00% 2008                                                             2,000   2,012
5.25% 2012                                                             2,000   1,988
City of Pottsville Hospital Auth., Hospital Rev. Bonds                 8,500   9,580
 (The Pottsville Hospital and Warne Clinic), Series
 of 1994, 7.25% 2024 (Preref. 2004)
Scranton-Lackawanna Health and Welfare Auth.,
 City of Scranton, Lackawanna County, Hospital
 Rev. Bonds (Moses Taylor Hospital Project), Series 1997:

6.05% 2010                                                             1,000     981
6.15% 2012                                                             2,245   2,182
6.15% 2014                                                             3,000   2,874
6.20% 2017                                                             3,000   2,955

Rhode Island  -  0.70%
Convention Center Auth., Ref. Rev. Bonds, 1993                         1,590   1,600
 Series B, MBIA Insured, 5.00% 2008
Depositors Econ. Protection Corp., Special Obligation Bonds:
1992 Series A,  FSA Insured, 6.625% 2019 (Preref. 2002)                1,000   1,083
1993 Series A:
5.75% 2021 (Escrowed to Maturity)                                      1,210   1,237
5.75% 2021                                                             2,715   2,776
MBIA  Insured, 5.75% 2012                                              4,850   5,110
Housing and Mortgage Fin. Corp., Homeownership                         1,485   1,541
 Opportunity Bonds, Series 3-A, 7.80% 2010

South Carolina  -  1.16%
Florence County, Hospital Rev. Bonds, McLeod Regional
 Medical Center Project, Series 1998A, MBIA Insured:
5.25% 2009                                                             2,400   2,441
5.25% 2010                                                             2,785   2,812
Lexington County Health Services Dist. Inc., Hospital
 Rev. Ref. and Improvement Bonds, Series 1997, FSA Insured:
5.50% 2007                                                             2,000   2,059
5.00% 2009                                                             1,000     983
5.125% 2021                                                            2,000   1,838
Piedmont Municipal Power Agcy., Electric Rev. Bonds,                  13,420  12,083
 1999A Ref. Series, 5.25% 2015

South Dakota  -  0.88%
Building Auth., Rev. Capital Appreciation Bonds,                       3,780   1,597
 Series 1996A, AMBAC Insured, 0.00% 2014
Health and Educational Facs. Auth., Rev. Ref. Bonds,
 Series 1999 (Rapid City Regional Hospital Issue),
 MBIA Insured:
5.00% 2007                                                             4,095   4,118
5.00% 2009                                                             4,010   3,980
5.00% 2010                                                             4,175   4,107
Housing Dev. Auth., Homeownership Mortgage Bonds,                      3,000   3,053
 1995 Series A, 5.80% 2014

Tennessee  -  1.73%
Health and Educational Facs. Board of the Metropolitan                 6,600   7,996
 Government of Nashville and Davidson County
 (Blakeford Project), 9.25% 2024 (Preref. 2004)
Memphis-Shelby County Airport Auth., Special Facs.
 Rev. Bonds (Federal Express Corp.):
Rev. Bonds, Series 1984, 7.875% 2009                                   2,755   2,974
Rev. Bonds, Ref. Series 1992, 6.75% 2012                              20,850  22,148

Texas  -  2.46%
Bell County Health Facs. Dev. Corp.:
Hospital Rev. Ref. and Improvement Bonds (Cook
 Children's Medical Center Project), Series 1998,
 FSA Insured:
5.25% 2008                                                             1,965   1,994
5.25% 2009                                                             2,070   2,087
5.25% 2010                                                             2,180   2,183
Retirement Fac. Rev. Bonds (Buckner Retirement
 Services, Inc. Obligated Group Project), Series 1998:
5.25% 2009                                                             1,620   1,584
5.00% 2010                                                             1,705   1,614
5.25% 2028                                                             3,400   2,948
Industrial Dev. Corp.of Port of Corpus Christi, Rev.                   2,000   1,825
 Ref. Bonds (Valero Refining and Marketing Co.
 Project), 5.40% 2018
Dallas/Forth Worth International Airport Fac.                          5,000   4,953
 Improvement Corp., American Airlines, Inc., Rev.
 Bonds, Series 1995, 6.00% 2014
Harris County Health Facs. Dev. Corp.:
Rev. Bonds (CHRISTUS Health), Series 1999A,                            3,380   3,462
 MBIA Insured, 5.50% 2010
SCH Health Care System Rev. Bonds (Sisters of Charity
 of the Incarnate Word, Houston):
Series 1991A, 7.10% 2021 (Preref 2001)                                 3,000   3,209
Series 1997B, 6.25% 2027                                               1,500   1,609
Hospital Rev. Bonds (Memorial Hermann Hospital                         1,890   1,912
 System Project), Series 1998, FSA Insured, 5.25% 2008
Hidalgo County Health Services Corp., Hospital Rev.
 Bonds, (Mission Hospital, Inc. Project), Series 1996:
7.00% 2008                                                             1,000   1,065
6.75% 2016                                                             1,740   1,804
Northeast Medical Clinic, Hospital Auth., County of                    1,000   1,085
 Humble, Rev. Bonds, FSA Insured, 6.25% 2012
Northside Independent School Dist. (Bexar, Medina                      3,500   3,609
 and Bandera Counties), Unlimited Tax School
 Building Bonds, Series 1991, 6.375% 2008 (Preref. 2001)
Tarrant County, Health Facs. Dev. Corp., Health                        4,000   4,137
 Resources Systems Rev. Bonds, Series 1997A,
 MBIA Insured, 5.50% 2007
Tomball Hospital Auth., Rev. Ref. Bonds, Series 1993,                  6,250   6,100
 6.125% 2023

Utah  -  0.52%
Housing Fin. Agcy., Single Family Mortgage Bonds,                        525     529
 1995 Issue E (Federally Insured or Guaranteed
 Mortgage Loans), 5.50% 2024
Intermountain Power Agcy., 1997 Series A, AMBAC                        1,435   1,598
 Insured, 6.50% 2011
Salt Lake City, Hospital Rev. Bonds, Series 1992                       8,100   7,828
 (IHC Hospitals, Inc.), 5.50% 2021

Vermont  -  0.12%
Educational and Health Buildings Fncg. Agcy,                           2,250   2,345
 Hospital Rev. Bonds (Medical Center Hospital of
 Vermont Project), Series 1993, FGIC Insured, 5.75% 2007


Virginia  -  1.11%
Housing Dev. Auth., Commonwealth Mortgage Bonds, Series D:
Subseries D-3:
6.00% 2012                                                             1,430   1,471
6.00% 2012                                                             1,470   1,512
Subseries D-4, 6.05% 2010                                              1,290   1,319
Big Stone Gap Redev. and Housing Auth. Correctional                    1,000   1,006
 Fac. Lease, Wallens Ridge Dev. Project, 5.25% 2010
Fairfax County Industrial Dev. Auth., Hospital Rev.
 Ref. Bonds (Inova Health Systems Hospital Project),
 Series 1993 A:
4.80% 2005                                                             1,850   1,854
5.00% 2023                                                             1,200   1,090
5.00% 2011                                                             1,300   1,270
Gateway Community Dev. Auth. (Prince William                           2,130   2,009
 County), Special Assessment Bonds, Series 1999,
 6.25% 2026
Industrial Dev. Auth., Hanover County, Hospital                        1,000   1,116
 Rev. Bonds (Memorial Regional Medical Center
 Project at Hanover Medical Park), Series 1995,
 MBIA Insured, 6.50% 2009
Industrial Dev. Auth. of the City of Norfolk, Hospital                 2,500   2,712
 Rev. Bonds (Sentara Hospitals-Norfolk Project),
 Series 1991, 6.50% 2013
Peninsula Ports Auth., Health System Rev. Ref. Bonds                   1,000     969
 (Riverside Health System Project), Series 1998,
 5.00% 2010
Pocahontas Parkway Association, Route 895 Connector                    5,000   4,963
 Toll Road Rev. Bonds, Series 1998A, 5.25% 2008

Virgin Islands  -  0.18%
Public Fin. Auth., Rev. and Ref. Bonds (Matching
 Fund Loan Notes), Series 1998 D:
5.50% 2001                                                             1,600   1,609
5.50% 2002                                                             1,840   1,849

Washington  -  3.02%
G.O. Bonds, Series B, 5.50% 2010                                       2,000   2,066
Health Care Facs. Auth., Rev. Bonds, Ref. Series                       1,500   1,609
 1997A (Virginia Mason Medical Center), MBIA
 Insured, 6.00% 2007
Public Power Supply System:
Nuclear Project No. 1 Ref. Rev. Bonds, Series 1997B,                   5,000   4,755
  5.125% 2014
Nuclear Project No. 2 Ref. Rev. Bonds:
Series 1993B, FSA Insured, 5.65% 2008                                  3,030   3,181
Series 1994A:
6.00% 2007                                                            19,900  21,235
5.25% 2008                                                             5,000   5,058
Series 1998A, 5.75% 2008                                               2,000   2,099
Nuclear Project No. 3 Ref. Rev. Bonds, Series 1989 B:
5.375% 2015                                                            3,000   2,916
7.125% 2016                                                            5,250   6,111
Public Utility Dist. No. 1 of Chelan County, Columbia                 11,345   3,619
 River-Rock Island Hydro-Electric System Rev. Ref.
 Capital Appreciation Bonds, Series 1997A , MBIA
 Insured, 0.00% 2019
MBIA Insured, 0.00% 2019
Central Puget Sound Regional Transit Auth., Sales                      5,500   5,245
 Tax and Motor Vehicle Excise Tax Bonds, Series
 1999, FGIC Insured, 5.25% 2021

Wisconsin  -  1.53%
Health and Educational Facs. Auth., Rev. Bonds:
Children's Hospital of Wisconsin, Inc., Series 1998,                   1,130   1,140
 AMBAC Insured, 5.625% 2015
Children's Hospital Project, Series 1993, FGIC                         2,000   2,085
 Insured, 5.50% 2006
The Monroe Clinic, Inc., Series 1998:
4.80% 2010                                                             1,110   1,019
4.90% 2011                                                             1,165   1,069
Medical College of Wisconsin, Series 1993, 5.95% 2015                  3,000   3,060
Health and Educational Facs. Auth., Rev. Ref. Bonds                    2,505   2,481
 (Wausau Hospital, Inc.), Series A, AMBAC Insured,
 5.00% 2009
Housing and Econ. Dev. Auth., Housing Rev. Bonds,                      3,480   3,636
 1992 Series A, 6.40% 2003
City of Nekoosa, Pollution Control Funding Rev. Bonds                  5,000   4,754
 (Nekoosa Papers Inc. Project), Series 1999B, 5.50% 2015
Pollution Control and Industrial Dev. Rev. Bonds                       3,000   3,068
 (General Motors Corp. Projects), City of Janesville,
 Series 1984, 5.55% 2009
City of Superior, Limited Obligation Ref. Rev. Bonds                   6,000   6,940
 (Midwest Energy Resources Co. Project), Series
 E-1991 (Collateralized), FGIC Insured, 6.90% 2021


                                                                            ----------
                                                                            1,782,979
                                                                            ----------


Tax-Exempt Securities Maturing in One Year or Less - 6.60%
State of Massachusetts, Boston City Hospital,                            980   1,033
 Series A, FHA Insured, 7.625% 2021 (Preref. 2000)
State of Florida, Broward County, Coral Springs                        2,500   2,574
 Improvement Dist., G.O. Water and Sewer Rev. Bonds,
 1989 Series C, MBIA Insured,  7.50% 2005 (Preref. 1999)
State of Tennessee, Clarksville Public Building Auth.                  3,600   3,600
 Adjustable Rate-Pooled Fincg. Rev. Bonds, 3.30% 2027(1,2)
State of Pennsylvania, Deleware County Industrial                      2,400   2,400
 Dev. Auth., Airport Facs. Rev. Bonds, Series 1985,
 3.05% 2015(2)
State of Georgia, Building Auth. of Fulton County,                     1,000   1,007
 Rev. Ref. Bonds (Judicial Center Facs. Project),
 Series 1991, 5.70% 1/1/00
State of Texas, City of Houston, Tax and Rev.                          3,000   3,014
 Anticipation Notes, Series 1999, 4.25% 6/30/00
State of Idaho, Tax Anticipation Notes, Series 1999,                   1,500   1,507
 4.25% 6/30/00
State of Illinois:
Health Facs. Auth., Adjustable Rate Rev. Bonds,                        1,300   1,300
 Series 1995 (Swedish Covenant Hospital Project),
 AMBAC Insured, 3.35% 2025(2)
Joliet Regional Port Dist., Marine Terminal Rev. Ref.                  1,400   1,400
 Bonds (Exxon Project), 1989 Series, 2.70% 2024(2)
State of Kentucky, Asset/Liability Commission,                         4,000   4,020
 General Fund Tax and Rev. Anticipation Notes,
 1999 Series A, 4.25% 6/28/00
State of Wyoming, Lincoln County, Pollution Control
 Rev. Bonds (Exxon Project):
Series 1984C, 3.05% 2014(2)                                            1,300   1,300
Series 1984D, 3.05% 2014(2)                                            1,000   1,000
County of Los Angeles, 1999-2000 Tax and Rev.                          3,500   3,512
 Anticipation Notes, Series A, 4.00% 6/30/00
State of Texas, Lower Neches Valley Auth., Industrial
 Dev. Corp., Variable Rate Pollution Control Rev. Bonds,
Series 1994A (Neches River Treatment Corp.                             1,500   1,500
 Project), 3.30% 2004(2)
State of Massachusetts, Water Resources Auth.                          9,500   9,896
 General Rev. Bonds, 1990 Series A, 7.50% 2009
 (Preref. 2000)
State of Michigan, Job Dev. Auth, Pollution Control                    7,000   7,017
 Rev. Bonds (Chrysler Corp. Project), Series 1984,
  5.70% 11/1/99
State of New York, Transit Auth., Transit Facs. Rev.                   4,000   4,131
 Bonds (Livingston Plaza Project), Series 1990,
 FSA Insured, 7.50% 2020 (Preref. 2000)
State of Ohio:
Franklin County Health Systems Variable Rate Rev.                      1,000   1,000
 Bonds, Franciscan Sisters of Charity, 3.05% 2015(1)(2)
Parks and Recreation Capital Facs. Bonds, Series                       5,000   5,007
 II-1997A, 4.25% 12/1/99
State of Florida, Orange County Industrial Dev. Auth.,                 4,000   4,000
 Variable Rate Demand Rev. Bonds, Series 1998
 (Lake Highland Preparatory School, Inc. Project,
 3.30% 2018(2)
County of San Bernardino, 1998-99 Fixed Rate Tax                       5,000   5,004
 and Rev. Anticipation Notes, 4.50% 9/30/99
State of California, San Francisco Bay Area Rapid                      3,250   3,398
 Transit Dist., Sales Tax Rev. Ref. Bonds, Series 1990,
  AMBAC Insured, 6.75% 2009 (Preref. 2000)
County of Santa Clara, 1999 Tax and Rev.                               3,000   3,002
Anticipation Notes, 4.50% 10/1/99
State of South Carolina, Public Service Auth., Rev.                    1,000   1,008
 Bonds, 1995 Ref. Series A, AMBAC Insured, 6.25% 1/1/00
Texas National Research Laboratory Commission,                        12,000  12,473
 G.O. Bonds, Series 1990 (Superconducting Super
 Collider Project), 7.125% 2020 (Preref. 2000)
Texas Tax and Rev. Anticipation Notes, Series 1999A,                   4,000   4,031
 4.50% 8/31/00
State of Alaska, City of Valdez, Marine Terminal Rev.                  2,800   2,800
 Ref. Bonds (Exxon Pipeline Co. Project), 1993
 Series A, 2.70% 2033(2)
County of Ventura, 1999 Tax and Rev. Anticipation                      6,000   6,024
 Notes, 4.00% 7/6/00
State of Virginia, Industrial Dev. Auth. of the City of                1,000   1,000
 Roanoke, Hospital Rev. Bonds (Carilion Health System
 Obligated Group), Series 1997B, 2.95% 2027(2)
State of North Carolina, Wake County Industrial
 Facs. and Pollution Control Fncg. Auth., Pollution
 Control Rev. Ref. Bonds (Carolina Power & Light Co.
 Project), Series 1990A, 3.10% 2014(2)                                 3,550   3,550
State of Washington, Public Power Supply System,
 Nuclear Project No. 3 Ref. Rev. Bonds, Series 1989 B:
FGIC Insured, 7.00% 2005 (Preref. 2000)                                4,500   4,638
7.25% 2015 (Preref. 2000)                                              3,500   3,610
State of Wyoming:
General Fund Tax and Rev. Anticipation Notes,                          9,700   9,724
 Series 1999, 4.00% 6/27/00
Wyoming Student Loan Corp., Student Loan Rev.                            950     956
 Ref. Bonds, Series 1991, 6.25% 12/1/99
State of Pennsylvania, City of York, General Auth.
 Adjustable Rate Pooled Fncg. Rev. Bonds, Sub-Series
 96-B (School Dist. of the City of Harrisburg Project),
AMBAC Insured, 3.25% 2026(2)                                           5,000   5,000
                                                                            ----------
                                                                             126,436

                                                                            ----------
Total Tax-Exempt Securities                                                 1,909,415
                                                                            ----------
Excess of cash and receivables over payables                                   7,751
                                                                            ----------

NET ASSETS                                                                  $1,917,166
                                                                            ==========
(1)Purchased in a private placement transaction;
  resale to the public may require registration or
sale only to qualified institutional buyers.
(2)Coupon rate may change periodically.

See Notes to Financial Statements

Key to Abbreviations

Agcy. = Agency
Auth. = Authority
Cert. Of Part = Certificates of Participation
Dept. = Department
Dev. = Development
Dist. = District
Econ. = Economic
Fac. = Facilities
Fin. = Financing
G.O. = General Obligation
Prefer. = Prerefunded
Rev. = Revenue
Rev. = Revenue Refunding


The Tax-Exempt Bond Fund of America
Financial Statements
Statement of Assets and Liabilities
at August 31, 1999 (dollars in thousands)
Assets:
 Tax-exempt securities (cost: $1,875,213)                           $1,909,415
 Cash                                                                    1,050
 Receivables for--
  Sales of investments                                     $1,100
  Sales of fund's shares                                    3,676
  Accrued interest                                         26,568       31,344
                                                       ----------  -----------
                                                                     1,941,809
Liabilities:
 Payables for--
  Purchases of investments                                  9,198
  Repurchases of fund's shares                             10,833
  Dividends payable                                         3,074
  Management services                                         562
  Accrued expenses                                            976       24,643
                                                       ----------  -----------
Net Assets at August 31, 1999--
 Equivalent to $11.86 per share on
 161,703,571 shares of $1 par value
 capital stock outstanding (authorized
 capital stock--200,000,000 shares)                                 $1,917,166
                                                                   ===========
Statement of Operations
For the year ended August 31, 1999
(dollars in thousands)
Investment Income:
 Income:
  Interest on tax-exempt securities                                    $102,930

 Expenses:
  Management services fee                                   $6,526
  Distribution expenses                                     4,721
  Transfer agent fee                                          499
  Reports to shareholders                                     103
  Registration statement and prospectus                       221
  Postage, stationery and supplies                             97
  Directors' fees                                              29
  Auditing and legal fees                                      73
  Custodian fee                                                35
  Taxes other than federal income tax                          22
  Other expenses                                               33
                                                      -----------       12,359
                                                                   -----------
  Net investment income                                                 90,571
                                                                   -----------
Realized Gain and Change in Unrealized
 Appreciation on Investments:
 Net realized gain                                                      12,422
 Net unrealized appreciation on investments:
  Beginning of year                                       135,956
  End of year                                              34,202
                                                       ----------
   Net unrealized depreciation
    on investments                                                    (101,754)
                                                                   -----------
  Net realized gain and
   unrealized depreciation on investments                              (89,332)
                                                                   -----------
Net Increase in Net Assets Resulting
 From Operations                                                        $1,239
                                                                   ===========
Statement of Changes in Net Assets
(dollars in thousands)


                                                       Year ended    August 31

                                                             1999          1998
                                                      -----------  -----------
Operations:
 Net investment income                                    $90,571       $84,097
 Net realized gain on investments                          12,422       25,646
 Net unrealized appreciation (depreciation)
  on investments                                         (101,754)      23,687
                                                      -----------  -----------
  Net increase in net assets
   resulting from operations                                1,239      133,430
                                                      -----------  -----------
Dividends and Distributions Paid to
 Shareholders:
 Dividends paid from net investment income                (90,695)     (84,100)
 Distributions from net realized gain on
  investments                                             (27,512)      (5,006)
                                                      -----------  -----------
  Total dividends and distributions                      (118,207)     (89,106)
                                                      -----------  -----------
Capital Share Transactions:
 Proceeds from shares sold:
  38,674,257 and 27,437,243
  shares, respectively                                    477,680      341,812
 Proceeds from shares issued in
  reinvestment of net investment
  income dividends and distributions
  of net realized gain on investments:
  6,494,510 and 4,320,816 shares,
  respectively                                             80,021       53,787
 Cost of shares repurchased:
  25,928,672 and 19,085,481
  shares, respectively                                   (318,929)    (237,660)
                                                      -----------  -----------
  Net increase in net assets
   resulting from capital share
   transactions                                           238,772      157,939
                                                      -----------  -----------
Total Increase in Net Assets                              121,804      202,263
Net Assets:
 Beginning of year                                      1,795,362    1,593,099
                                                      -----------  -----------
 End of year (including undistributed net              $1,917,166   $1,795,362
  investment income of $121 and $13,                  ===========  ===========
  respectively)


See Notes to Financial Statements


The Tax-Exempt Bond Fund of America, Inc.

Notes to Financial Statements
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION - The Tax-Exempt Bond Fund of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks a high level of federally tax-free current income, consistent with the preservation of capital, through a diversified, portfolio of municipal bonds.

     SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Tax-exempt securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for as of the trade date. Realized gains and losses from the securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or "when-issued" basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Interest income is recognized on an accrual basis. Premiums and original issue discounts on securities are amortized daily over the expected life of the security. Amortization of market discounts on securities is recognized upon disposition.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends to shareholders are declared daily after determination of the fund's net investment income and are paid to shareholders monthly.

2. FEDERAL INCOME TAXATION

     The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

     As of August 31, 1999, net unrealized appreciation on investments for book and federal income tax purposes aggregated $34,202,000, of which $64,993,000 related to appreciated securities and $30,791,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended August 31, 1999. During the year ended August 31, 1999, the fund realized, on a tax basis, a net capital gain of $12,132,000 on securities transactions. The cost of portfolio securities for book and federal income tax purposes was $1,875,213,000 at August 31, 1999.

3. FEES AND TRANSACTIONS WITH RELATED PARTIES

     INVESTMENT ADVISORY FEE - The fee of $6,526,000 for management services was incurred pursuant to an agreement with CRMC, with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets between $60 million and $1 billion; 0.18% of such assets between $1 billion and $3 billion; 0.16% of such assets in excess of $3 billion; plus 3.00% of the first $40 million of annual gross income; plus 2.5% of such income between $40 million and $100 million; plus 2.25% of such income in excess of $100 million.

     DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended August 31, 1999, distribution expenses under the Plan were limited to $4,721,000. Had no limitation been in effect, the fund would have paid $5,427,000 in distribution expenses under the Plan. As of August 31, 1999, accrued and unpaid distribution expenses were $894,000.

American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $1,005,000 (after allowance to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

  TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $499,000.

  DEFERRED DIRECTORS' FEES - Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of August 31, 1999, aggregate amounts deferred and earnings thereon were $74,000.

  CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.
4. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

  The fund made purchases and sales of investment securities, excluding short-term securities, of $486,217,000 and $261,774,000, respectively, during the year ended August 31, 1999.

  As of August 31, 1999, accumulated undistributed net realized gain on investments was $6,784,000 and additional paid-in capital was $1,714,207,000. The fund reclassified $232,000 and $1,808,000 to undistributed net investment income and additional paid-in capital, respectively, from undistributed net realized gains for the year ended August 31, 1999 as a result of permanent differences between book and tax.

  Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $35,000 includes $9,000 that was paid by these credits rather than in cash.

PER-SHARE DATA AND RATIOS

                                                              Year  Ended  Augus    31


                                                    1999      1998   1997   1996 1995

Net Asset Value, Beginning of Year                $12.60    $12.27 $11.86 $11.94$11.65
                                               ----------  ------- --------------------
 Income from Investment Operations:
  Net investment income                              .59       .62    .64   .64   .68
  Net gains or losses on securities (both
   realized and unrealized)                         (.55)      .37    .45   .01   .29
                                               ----------  ------- --------------------
   Total from investment operations                  .04       .99   1.09   .65   .97
                                               ----------  ------- --------------------
 Less Distributions:
  Dividends (from net investment income)            (.59)     (.62)  (.64) (.64) (.68)
  Distributions (from capital gains)                (.19)     (.04)  (.04) (.09)    -
                                               ----------  ------- --------------------
   Total distributions                              (.78)     (.66)  (.68) (.73) (.68)
                                               ----------  ------- --------------------

Net Asset Value, End of Year                      $11.86    $12.60 $12.27 $11.86$11.94
                                               ==========  ======= ====================

Total Return*                                        0.22      8.26   9.39 5.51% 8.70%


Ratios/Supplemental Data:
 Net assets, end of year (in millions)            $1,917    $1,795 $1,593 $1,476$1,424
 Ratio of expenses to average net assets             .65%      .66%   .68%  .68%  .66%
 Ratio of net income to average net assets          4.78%     4.98%  5.27% 5.35% 5.87%
 Portfolio turnover rate                           14.56%    23.19% 14.39%26.89%49.28%


*Excludes maximum sales charge of 4.75%.

Report of Independent Accountant

To the Board of Directors and Shareholders of The Tax-Exempt Bond Fund of America, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of The Tax-Exempt Bond Fund of America, Inc.(the "Fund") at August 31, 1999, the results of its operations, the changes in its net assets and the per-share data and ratios for the years indicated, in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
Los Angeles, California
September 30, 1999

Tax Information (unaudited)

During the fiscal year ended August 31, 1999, the fund paid 59.2 cents per share of exempt-interest distributions within the meaning of Section 852(b)(5)(A) of the Internal Revenue Code, a short-term capital gain of 0.4 cents per share and a long-term capital gain of 18.2 cents per share.

This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns. For tax return preparation purposes, please refer to the calendar year-end information you receive from the fund's transfer agent.

THE TAX-EXEMPT BOND FUND OF AMERICA
BOARD OF DIRECTORS

AMBASSADOR RICHARD G. CAPEN, JR.
Rancho Santa Fe, California
Corporate director and author; former United States
Ambassador to Spain; former Vice Chairman of the Board, Knight-Ridder, Inc.; former Chairman of the Board and Publisher, The Miami Herald

H. FREDERICK CHRISTIE
Rolling Hills Estates, California
Private investor; former President and Chief
Executive Officer, The Mission Group; former
President, Southern California Edison Company

DON R. CONLAN
South Pasadena, California
President (retired), The Capital Group
Companies, Inc.

DIANE C. CREEL
Long Beach, California
President and Chief Executive Officer,
The Earth Technology Corporation
(international consulting engineering)

MARTIN FENTON
San Diego, California
Managing Director, Senior Resource Group, LLC
(development and management of senior living communities)

LEONARD R. FULLER
Marina del Rey, California
President, Fuller Consultants
(financial management consulting firm)

ABNER D. GOLDSTINE
Los Angeles, California
Vice Chairman of the Board of the fund
Senior Vice President and Director,
Capital Research and Management Company

PAUL G. HAAGA, JR.
Los Angeles, California
Chairman of the Board of the fund
Executive Vice President and Director,
Capital Research and Management Company

RICHARD G. NEWMAN
Los Angeles, California
Chairman of the Board, President
and Chief Executive Officer,
AECOM Technology Corporation
(architectural engineering)

FRANK M. SANCHEZ
Los Angeles, California
Chairman of the Board and Chief Executive
Officer, The Sanchez Family Corporation dba
McDonald's Restaurants (McDonald's licensee)

OTHER OFFICERS

NEIL L. LANGBERG
Los Angeles, California
President of the fund
Vice President - Investment Management Group,
Capital Research and Management Company

MICHAEL J. DOWNER
Los Angeles, California
Vice President of the fund
Senior Vice President - Fund Business
Management Group, Capital Research
and Management Company

BRENDA S. ELLERIN
Los Angeles, California
Vice President of the fund
Vice President, Capital Research Company

DAVID A. HOAG
Los Angeles, California
Vice President of the fund
Vice President and Director,
Capital Research Company

MARK R. MACDONALD
Los Angeles, California
Vice President of the fund
Vice President - Investment Management Group,
Capital Research and Management Company

JULIE F. WILLIAMS
Los Angeles, California
Secretary of the fund
Vice President - Fund Business
Management Group, Capital Research
and Management Company

ANTHONY W. HYNES, JR.
Brea, California
Treasurer of the fund
Vice President - Fund Business
Management Group, Capital Research
and Management Company

KIMBERLY S. VERDICK
Los Angeles, California
Assistant Secretary of the fund
Assistant Vice President - Fund Business
Management Group, Capital Research and
Management Company

TODD L. MILLER
Brea, California
Assistant Treasurer of the fund
Assistant Vice President - Fund Business
Management Group, Capital Research and
Management Company

HERBERT HOOVER III, a Director since 1979, has retired from the Board. The Directors thank him for his many contributions to the fund.

OFFICES OF THE FUND AND
OF THE INVESTMENT ADVISER,
CAPITAL RESEARCH AND
MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR
SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
400 South Hope Street
Los Angeles, California 90071-2889

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

This report is for the information of shareholders of The Tax-Exempt Bond Fund of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 1999, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Printed on recycled paper
Litho in USA KBDA/INS/4346
Lit. No. TEBF-011-1099